=============================
OMB APPROVAL
=============================
OMB Number: 3235-0570

Expires: Nov. 30, 2005

Estimated average burden
hours per response: 5.0
=============================



                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  Van Eck Funds
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2003

Item 1. Report to Shareholders.

                                                                  Van Eck Global

                                                              SEMI-ANNUAL REPORT

                                                                   JUNE 30, 2003






VAN ECK FUNDS                           VAN ECK FUNDS, INC.

  ASIA DYNASTY FUND                       MID CAP VALUE FUND

    EMERGING MARKETS FUND

      GLOBAL HARD ASSETS FUND

        INTERNATIONAL INVESTORS GOLD FUND

          U.S. GOVERNMENT MONEY FUND







                         GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letters represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Funds' holdings, the Funds' performance, and the views of the portfolio manager(s) are as of June 30, 2003, and are subject to change.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Asia Dynasty Fund achieved a total return of 13.09% for the six months ended June 30, 2003. The Fund's performance compares favorably to the benchmark Morgan Stanley Capital International (MSCI) Far East Free ex-Japan Index*, which rose 9.58% for the same period. While the first half of the year resulted in positive performance among Asian equities in general, the period was not without its difficulties. SARS-related fears cast a pall over the region throughout the first quarter, making for a difficult investment environment. In addition, the events that preceded the war in Iraq and the generally poor global economic conditions contributed to world equity weakness. As the second quarter progressed, however, the military conflict in Iraq proved to be short-lived, the SARS epidemic appeared to be under control, and fears of a global recession dissipated. With these improvements, Asian equities rallied strongly in the second quarter, contributing to solid absolute returns for the first half.

MARKET REVIEW

THAILAND and INDONESIA were Asia's top performing markets in the first half (4.0% and 2.3% of the Fund's total net assets as of June 30), rising 33%+ and 29% in U.S. dollar terms, respectively. For Thailand, the story was dominated by strong domestic consumption. We also saw increasing signs of a revival in investment spending, which helped ease concerns about the sustainability of Thailand's domestic recovery. In addition, the Thai property sector experienced solid sales, and the financial sector saw decent asset growth. Indonesia also experienced improving domestic demand, and politics were relatively quiescent. We added to the Fund's holdings in both Thai and Indonesian equities during the first half, as these markets remained inexpensive relative to their larger Asian counterparts.

The HONG KONG market (13.7% of Fund net assets) was hard hit by the SARS outbreak; its already weakened economy was further undermined as leisure and business travelers avoided the region. Despite signs of a decent rebound in the most affected sectors, Hong Kong still underperformed the rest of Asia, returning only 3% in U.S. dollar terms in the first half. However, such disappointing performance failed to reflect the much stronger performance of CHINA-RELATED SHARES (10.5% of Fund net assets). China's economy remained strong and liquidity conditions were benign. Toward the end of the period, new regulations appeared likely to allow capital from mainland China easier access to the Hong Kong market. This should result in more momentum for the China-related stocks listed in Hong Kong. However, at the time of this writing, valuations had begun to look a bit high relative to historic norms.

The SOUTH KOREAN market was relatively disappointing (32.4% of Fund net assets), gaining 6% in the first half of 2003. The lackluster results were mainly a result of the domestic credit cycle with non-performing loans dragging down earnings in the financial sector. However, we ended the period with a positive outlook on South Korea based on our belief that a bottoming of the credit cycle will eventually lead to an increase in domestic demand. We are also optimistic given that South Korean investments have historically benefited from improved global economic activity.

The TAIWANESE market benefited from an improved outlook for technology spending during the period. The Taiwanese central bank has tried to maintain export competitiveness in the face of a weaker U.S. dollar, which may have a positive impact on the domestic economy and the equity market. One major change is the phased removal of the Qualified Foreign Institutional Investor system. [On July 7, Taiwan announced that it plans to end its QFII system, begun in 1991, that requires foreign institutions who want to buy and sell Taiwan shares to go through a difficult process that includes asset level restrictions and caps.] Though perhaps inspired by the elections due in March 2004, this has the potential to generate a significant increase in the weighting of Taiwan within the major benchmark indices. In the first half, we increased the Fund's weighting in Taiwan and ended June with an 18.0% allocation.

The SINGAPORE market (8.6% of Fund net assets) looked especially inexpensive relative to its historic valuations during the period. In addition, as a small, open economy, the country appeared poised to respond well to an improved global economic environment. Although we increased the Fund's Singapore weighting during the period, it remained underweight versus the benchmark Index at June 30.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

In INDIA (7.3% of Fund net assets), bond yields moved lower and the rupee saw slight appreciation pressure. While the fiscal deficit remained an important issue, some sectors of the Indian economy were active. For example, consumer bank lending continued to be strong. Also, pharmaceutical companies benefited from an improved environment for generic drug manufacturers in the United States. By contrast, India's software sector lagged; however, we believe that prices already reflect any weakness in margins.

Overall, the first half of the year delivered a renewed sense of confidence to investors in Asian equities. Emerging markets have historically been an excellent way to position a portfolio so that it has the potential to benefit from an upturn in global leading indicators. Emerging markets have benefited more than developed markets from a weak U.S. dollar--due to real or quasi-U.S. dollar pegs in Asia, for example. Over the last 25 years, a weak U.S. trade-weighted dollar has typically been followed by strong Asian equity market performance. During the past six months, investors in Asian equities have benefited from relatively inexpensive prices, superior growth prospects (due to favorable demographics and productivity growth), and generally undervalued currencies. We maintain that portfolio diversification has been a key element to successful investing, particularly in the volatile investment environment of the past few years.

In closing, we would like to thank you for your participation in the Van Eck Asia Dynasty Fund. Please be advised that the Van Eck Board of Trustees expects to present a plan of reorganization for shareholder approval. If approved, the Van Eck Asia Dynasty Fund will be merged into the Van Eck Emerging Markets Fund late in the third quarter or early in the fourth quarter of 2003.


[PHOTO OF DAVID A. SEMPLE]


/s/ DAVID A. SEMPLE

DAVID A. SEMPLE
PORTFOLIO MANAGER

July 18, 2003


  All references to Fund assets refer to Total Net Assets.

  All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Morgan Stanley Capital International (MSCI) Far East Free ex-Japan Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately ten Asian markets (excluding Japan). "Free" indicates that the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

+ All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices; for example, the Thailand market is measured by the Bangkok SET Index.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/03 (UNAUDITED)
-------------------------------------------------------------
AVERAGE ANNUAL                AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                  SALES CHARGE*    CHARGE
-------------------------------------------------------------
A shares--Year-to-date            6.58%          13.09%
-------------------------------------------------------------
1 year                          (11.48)%         (6.09)%
-------------------------------------------------------------
5 year                            5.34%           6.60%
-------------------------------------------------------------
10 year                          (1.19)%         (0.61)%
-------------------------------------------------------------
Life (since 3/22/93)             (0.22)%          0.36%
-------------------------------------------------------------
B shares--Year-to-date            7.78%          12.78%
-------------------------------------------------------------
1 year                          (11.76)%         (7.12)%
-------------------------------------------------------------
5 year                            5.49%           5.81%
-------------------------------------------------------------
Life (since 9/1/93)              (2.06)%         (2.06)%
-------------------------------------------------------------


THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%

  B shares: maximum contingent deferred sales charge is 5.00%


                              GEOGRAPHICAL HOLDINGS
                              AS OF JUNE 30, 2003*
                                   (UNAUDITED)

          [Table below represents a pie chart in the printed report.]

                    South Korea                        32.4%
                    Taiwan                             18.0%
                    Hong Kong                          13.7%
                    China                              10.5%
                    Singapore                           8.6%
                    India                               7.3%
                    Thailand                            4.0%
                    Malaysia                            2.8%
                    Indonesia                           2.3%
                    Other Assets Less Liabilities       0.4%



--------
*Percentage of net assets.

                                ASIA DYNASTY FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2003*
--------------------------------------------------------------------------------

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 6.2%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers and telecommunications equipment.

KOOKMIN BANK
(SOUTH KOREA, 4.2%)

Kookmin provides various commercial and personal banking services such as deposits, loans, credit cards, trust funds, foreign exchange transactions and corporate finance.

HYUNDAI MOBIS
(SOUTH KOREA, 4.2%)

Hyundai Mobis manufactures and markets automotive parts and equipment.

HYUNDAI MOTOR CO. LTD.
(SOUTH KOREA, 3.5%)

Hyundai Motor manufactures, sells, and exports passenger cars, trucks, and commercial vehicles. The company also sells various auto parts and operates auto repair service centers throughout South Korea. Hyundai Motor provides financial services through its subsidiaries.

MEDIATEK, INC.
(TAIWAN, 2.9%)

MediaTek designs, manufactures, and markets compact disk read only memory (CD-ROM) and digital versatile disc read only memory (DVD-ROM) chip sets. The company sells its products in Taiwan and exports to other countries in Asia.

NEXT MEDIA LTD.
(HONG KONG, 2.9%)

Next Media, through its subsidiaries, publishes newspapers, books and magazines in Hong Kong and Taiwan.

CHEIL COMMUNICATIONS, INC.
(SOUTH KOREA, 2.7%)

Cheil Communications is an advertising agency affiliated with the Samsung group. Cheil's customers include consumer goods producers and financial institutions.

HUTCHISON WHAMPOA LTD.
(HONG KONG, 2.7%)

Hutchison Whampoa, through its subsidiaries, operates five core businesses including ports and related services, telecommunications and e-commerce, property and hotels, retail and manufacturing, energy, infrastructure, finance and investments.

TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD.
(TAIWAN, 2.6%)

Taiwan Semiconductor manufactures integrated circuits based on its proprietary designs. The company offers a comprehensive set of integrated circuit fabrication processes to manufacture CMOS logic, mixed-mode, volatile and non-volatile memory and BiCMOS chips. Taiwan Semiconductor is an affiliate of Philips Electronics N.V.

STATE BANK OF INDIA
(INDIA, 2.4%)

State Bank of India provides a wide range of banking and financial services to corporate, institutional, commercial, agricultural, industrial and individual customers throughout India. The Bank also provides international banking to its Indian customers and has operations in 34 countries.

--------
*Portfolio is subject to change.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Emerging Markets Fund gained 21.65% during the year-to-date period ending June 30, 2003, handily outperforming the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index+, which rose 13.90% for the same period. Overall, the past six months produced very favorable results for emerging market equities. However, the first half of year was the proverbial "tale of two quarters". Serious headwinds persisted during the first quarter, which made it difficult for emerging markets to perform. Concerns regarding the success of military action in Iraq, poor global economic data, and SARS-related fears all contributed to weak markets. However, as the second quarter progressed, the asset class was buoyed by dissipating fears of a global recession, rising hopes of avoiding deflation, a weakening dollar, and strong inflows into emerging markets debt funds. In this environment, emerging market equities rebounded, resulting in solid performance for the first half.

The Fund applies a "focused" approach to emerging markets investing--this means that we utilize our best 30-40 ideas in the sector. The Fund has continued to favor mid-cap stocks over large-cap stocks. In terms of country weightings, we continue to favor Asia at the expense of Latin America, Emerging Europe and Africa. We maintain our growth emphasis and look to increase our weightings in cyclical investments and those benefiting from an improvement in the U.S. economy.

MARKET REVIEW

The top performing markets during the first half included a number of smaller countries such as ARGENTINA, ISRAEL and INDONESIA (together representing 4.4% of the Fund's total net assets as of June 30). Among the larger markets, BRAZIL (8.8% of Fund net assets) took top honors, gaining 43%++ in U.S. dollar terms over the period. Positive factors included a strengthening Brazilian real and the diminution of risk aversion among investors. The Brazilian Government has proposed significant reform in the social security and tax areas. However, significant risks of political and procedural hurdles exist, and we ended the period with a more cautious view. Nevertheless, the market remains relatively inexpensive, and we believe there is room for interest rates to decline further.

The ISRAELI market (2.6% of Fund net assets) had a strong run during the first six months of 2003. Relief that the Iraqi war did not precipitate a wider conflict, as well as strong momentum in the generic pharmaceutical and technology sectors, helped propel the market to a 46% gain for the period. In addition, progressive steps were taken in the peace process in the region. To the extent that the market begins to discount any further progress on this front, valuation multiples could expand further.

One of the most active and best performing markets was RUSSIA (4.0% of Fund net assets), gaining 40% in U.S. dollar terms. The economy has been strengthening, and accelerating capital inflows have produced buoyant domestic liquidity. The strong run in the Russian debt market indicated more tolerance for country risk, while restructuring and M&A (merger and acquisition) activities have been the major themes.

Asia's top representatives were THAILAND and INDONESIA (4.8% and 1.8% of Fund net assets), which rose 33% and 29% in U.S. dollar terms, respectively. For Thailand, the story was dominated by strong domestic consumption. We also saw increasing signs of a revival in investment spending, which helped ease concerns about the sustainability of Thailand's domestic recovery. Indonesia also experienced improving domestic demand, and politics were relatively quiescent. We added to the Fund's holdings in both Thai and Indonesian equities during the first half, as these markets remained inexpensive relative to their larger Asian counterparts.

The HONG KONG market (6.6% of Fund net assets) was hard hit by the SARS outbreak. Despite signs of a decent rebound in the most affected sectors, Hong Kong still underperformed the rest of the region, returning only 3% in U.S. dollar terms in the first half. However, such disappointing performance failed to reflect the much stronger performance of CHINA-RELATED SHARES (8.2% of Fund net assets). China's economy remained strong and liquidity conditions were benign. Toward the end of the period, new regulations appeared likely to allow capital from mainland China easier access to the

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Hong Kong market. This should result in more momentum for the China-related stocks listed in Hong Kong.

Another relatively disappointing market was SOUTH KOREA (23.6% of Fund net assets), which rose 6% in the first half of 2003. The lackluster results were mainly a result of the domestic credit cycle, with non-performing loans dragging down earnings in the financial sector. However, we ended the period with a positive outlook on South Korea based on our belief that a bottoming of the credit cycle will eventually lead to an increase in domestic demand. We are also optimistic given that South Korean investments have historically benefited from improved global economic activity.

Overall, the first half of the year solidified a fair degree of confidence in emerging markets. We believe that emerging market equities are the best way to position a portfolio so that it has the potential to benefit from an upturn in global leading indicators. Emerging markets have historically benefited more than developed markets from a weak U.S. dollar--due to real or quasi-U.S. dollar pegs in Asia and high U.S. dollar-denominated debt in Latin America. Over the last 25 years, a weak U.S. trade-weighted dollar has typically been followed by strong emerging market equity performance. During the period under review, emerging market investors have benefited from relatively inexpensive equities, superior growth prospects (due to favorable demographics and productivity growth), and generally undervalued currencies. We maintain that portfolio diversification has been a key element to successful investing, particularly in the volatile investment environment of the past few years.

We would like to thank you for your participation in the Van Eck Emerging Markets Fund, and we look forward to working with you in the future.


[PHOTO OF DAVID A. SEMPLE]

/s/ DAVID A. SEMPLE

DAVID A. SEMPLE
PORTFOLIO MANAGER

July 15, 2003


--------
  Investors should be aware that emerging market investments can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid.

  All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

++All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices; for example, the Brazilian market is measured by the Brazil Bovespa Stock Index.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------
PERFORMANCE RECORD* AS OF 6/30/03 (UNAUDITED)
--------------------------------------------------------------
AVERAGE ANNUAL                AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                  SALES CHARGE**   CHARGE
--------------------------------------------------------------
A shares--Year-to-date           14.56%          21.65%
--------------------------------------------------------------
1 year                           (2.32)%          3.69%
--------------------------------------------------------------
5 year                           (7.44)%         (6.33)%
--------------------------------------------------------------
Life (since 12/20/93)             1.17%           1.79%
--------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different investment strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large-cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

**A shares: maximum sales charge is 5.75%


                             GEOGRAPHICAL WEIGHTINGS
                              AS OF JUNE 30, 2003*
                                   (UNAUDITED)

          [Table below represents a pie chart in the printed report.]

                   South Korea                        23.6%
                   South Africa                       13.8%
                   Taiwan                              9.7%
                   Brazil                              8.8%
                   China                               8.2%
                   Hong Kong                           6.6%
                   Thailand                            4.8%
                   Mexico                              4.5%
                   Other Assets Less Liabilities       4.2%
                   Russia                              4.0%
                   Czech Republic                      2.9%
                   India                               2.9%
                   Israel                              2.6%
                   Indonesia                           1.8%
                   Croatia                             0.9%
                   Singapore                           0.7%


--------
*Percentage of net assets.

                              EMERGING MARKETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2003*
--------------------------------------------------------------------------------

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 5.1%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

MTN GROUP LTD.
(SOUTH AFRICA, 4.1%)

MTN Group is an investment holding company with an interest in Mobile Telephone Networks Holdings Limited. The group operates a GSM cellular telephone network in South Africa, as well as provides related services. MTN also provides cellular phone services in other African countries and operates Orbicom, a satellite communications provider.

PETROLEO BRASILEIRO S.A. (PETROBRAS)
(BRAZIL, 4.0%)

Petrobras explores for, produces, refines, transports, and markets petroleum and petroleum products including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers, a distribution pipeline grid in Brazil, and markets its products in Brazil and abroad.

TECHTRONIC INDUSTRIES CO. LTD.
(HONG KONG, 3.6%)

Techtronic, through its subsidiaries, manufactures and trades electrical, electronic and professional industrial products. The products include power tools and outdoor power equipment, floor care appliances, and solar powered lighting and electronic measuring products.

AFRICAN BANK INVESTMENTS LTD.
(SOUTH AFRICA, 3.4%)

African Bank Investments is a bank holding company that provides financial services to the underserviced areas of the South African population. The group specializes in making consumer loans and micro-lending products to individuals and small businesses. African Bank also offers life and funeral insurance.

HYUNDAI MOTOR CO. LTD.
(SOUTH KOREA, 3.4%)

Hyundai Motor manufactures, sells, and exports passenger cars, trucks, and commercial vehicles. The company also sells various auto parts and operates auto repair service centers throughout South Korea. Hyundai Motor provides financial services through its subsidiaries.

SHINSEGAE CO. LTD.
(SOUTH KOREA, 3.3%)

Shinsegae operates department stores and E-Mart discount stores in South Korea. The company retails food, clothing, household goods, electronics and other items through several branch stores.

NEXT MEDIA LTD.
(HONG KONG, 3.0%)

Next Media, through its subsidiaries, publishes newspapers, books and magazines in Hong Kong and Taiwan.

NATIONAL FINANCE PCL
(THAILAND, 3.0%)

National Finance provides financial services including consumer, corporate and mortgage financing. Additionally, the company provides securities underwriting and investment advisory services. National Finance also provides insurance services through its subsidiaries.

HYUNDAI MOBIS
(SOUTH KOREA, 3.0%)

Hyundai Mobis manufactures and markets automotive parts and equipment.


--------
*Portfolio is subject to change.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Global Hard Assets Fund provided a total return of 5.56% for the year-to-date period ending June 30, 2003. Since the start of the bear market (using a start date of March 31, 2000), the Fund has returned 11.22% versus a decline of 31.82% for the Standard & Poor's (S&P) 500 Index(1), a decline of 14.84% for the Goldman Sachs Natural Resources (GSR) Index(2), and a gain of 17.52% for the Dow Jones-AIG Commodity Index (DJ-AIG)(3). Over this period, the Fund had correlation coefficients of 0.45 and
0.54 with the DJ-AIG and the S&P, respectively. Year to date, the Fund has outperformed the DJ-AIG (5.00%) and underperformed the S&P (11.75%) and GSR (10.88%). Over the longer term, we are pleased that the Fund continues to offer strong relative performance with limited correlation to traditional asset classes.

MARKET REVIEW

The first six months of 2003 saw the continuation of a positive environment for hard asset sectors. A major theme was the ongoing pro-growth monetary policy throughout the world. This type of environment has historically benefited cyclical stocks. Over the last two plus years, central banks around the world have lowered rates in an effort to prop up the global economy. Recently, they have focused on monetary easing policies in an effort to fight deflation. The U.S. Federal Reserve cut rates by 25 basis points (0.25%) in June, and the European Central Bank cut rates twice for a total of 75 basis points during the first half of 2003. Other factors that positively contributed to hard asset performance were an increasingly unstable geopolitical environment, downward pressure on the U.S. dollar, and lower supplies in several commodity markets. Few commodity producers have invested in infrastructure or new production facilities in recent years. Thus, limited capacity exists in many industries. This shed a positive light on natural resource sectors, as rising demand in many hard asset markets had a positive effect on prices.

Natural resource stocks, however, lagged the strong rally in financial assets in the second quarter, as investors wrestled with the post-Iraqi war environment and SARS-related issues. SARS fears during the period created concerns that Chinese demand for commodities would decline. China is the growth driver in the world's commodity market. It consumed nearly 25% of the world's seaborne iron last year, 22% of the world's steel, 17% of copper, 15% of aluminum and 8% of the world's gold. As events unfolded, however, SARS' greatest impact was felt by the tourism and service sectors; manufacturing and commodity impacts were limited.

During the period under review, the Fund benefited from its high exposure to ENERGY shares, particularly those with leverage to natural gas. Historically, energy prices have been heavily influenced by global politics. As we entered the period, all eyes were on the events leading up to the war in Iraq. The main focus in energy markets was the speed with which production would be restored, as well as any OPEC (Organization of Petroleum Exporting Countries) response. Energy commodities screamed upwards in early 2003 in anticipation of any interruption of crude oil supply from the Middle East. Images from the previous Gulf War of Iraqi forces burning their own oil wells still remained vivid in the minds of many investors. However, toward the end of the first quarter, crude and natural gas commodities suffered a short, albeit sharp, correction. Key drivers included a reduction in the "war premium" as Iraqi production appeared to be secured by coalition forces. Also, a significant increase in Saudi Arabian oil exports helped to cool the market. Throughout the period, investors faced the challenge of attempting to accommodate the development of the Iraqi oil industry. While this is a long-term issue, it is critical to understanding normalized valuations for equity investors. In the end, however, the market failed to collapse following the invasion, as many had feared. As a result, the crude and natural gas markets enjoyed a significant rally during the second quarter.

In addition to the war in Iraq, low inventories across the board played a crucial role in the performance of the energy sector. Energy commodities rose sharply early in the period as cold weather exacerbated already depleted oil and gas inventories. Winter temperatures in the U.S. averaged significantly lower than both the previous year and the ten-year average. There was also a surge in demand from the Far East due to the nuclear plant shutdown in Japan, as well as colder temperatures across Asia. The Fund ended June with a 40.7% allocation to energy shares, up from approximately 35% at the end of 2002.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

In the GOLD market, the main factors influencing prices were the war in Iraq and U.S. dollar exchange rates. In February, gold advanced to a five-year high of US$381.25 per ounce, propelled by buying in Asia and the Middle East as investors there sought safety amid the prospect of military conflict in Iraq, North Korea and Israel. However, as the Iraqi invasion got underway, bullion corrected to its "support" level at US$322.75. Gold made another advance to the US$370 level in May that coincided with a renewed drop in the U.S. dollar. The first half ended with a gold price of US$346.40, slightly below the year-end price of $348.05.

Gold-mining shares gained 1.41% in the first half (as measured by the Financial Times Gold Mines Index(4)). Regionally, North American and Australian gold shares turned in their best performance. Due to the global nature of the business, most gold producers have come under cost pressures as local currencies have risen. Strong local currencies cause the costs of labor and local materials to escalate in U.S. dollar terms. The South African miners have experienced the largest rise in costs due to the incredible strength of the rand, which has appreciated an astounding 60% (versus the U.S. dollar) during the past 18 months. The Fund maintained a steady allocation to the precious metals market during the first half of the year and ended June with a 20.8% weighting.

INDUSTRIAL METALS, generally used as raw materials in manufacturing, are typically very sensitive to worldwide economic conditions. As the economic slump worsened in the U.S., demand from manufacturers for metals such as aluminum dwindled. However, we believed that this sector offered some growth potential. Typically, prices rise with the first signs of renewed life in the manufacturing sector. This strategy proved beneficial to the Fund as manufacturing activity, after bottoming in April, began to improve in May. The Fund ended June with a 12.1% allocation to the industrial metals sector.

PAPER AND FOREST PRODUCT markets remained tight--the result of continued discipline on the supply side. The sector continues to be characterized by reduced capacity and attractive stock prices. Industry consolidation also proved to be a positive factor, further supporting prices. However, as we entered a seasonally weak period for the sector, we reduced the Fund's exposure, ending June with a 9.2% allocation (down from 14.7% at year end).

REAL ESTATE investments continued to outpace the general financial markets through the first quarter of this year, marking one of the longest periods of outperformance for real estate investments in recent history. Additionally, the asset class has maintained its popularity in recent years due to the steady yields offered by REITs. REITs' average dividend yield of approximately 7% compares very favorably to those of bonds and other yield-bearing investments. In addition, low interest rates provided attractive financing deals, which buoyed property values in most sectors. However, on an absolute basis, fundamentals in world real estate markets have begun to come into question and the sector experienced some weakness toward the end of the period. Given the more attractive opportunities in other hard asset sectors, the Fund began to pare down holdings in the real estate market and ended June with a 5.7% allocation.

We would like to thank you for your participation in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.


[PHOTO OF DEREK S. VAN ECK]           [PHOTO OF SAMUEL R. HALPERT]

/s/ DEREK S. VAN ECK                  /s/ SAMUEL R. HALPERT


DEREK S. VAN ECK                      SAMUEL R. HALPERT
PORTFOLIO MANAGER                     MANAGEMENT TEAM MEMBER



[PHOTO OF JOSEPH M. FOSTER]

/s/ JOSEPH M. FOSTER

JOSEPH M. FOSTER
MANAGEMENT TEAM MEMBER                                   July 8, 2003

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

     All references to Fund assets refer to Total Net Assets.

     All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Goldman Sachs Natural Resource (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(3) The Dow Jones-AIG Commodity Index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The DJ-AIG Index is composed of futures contracts on 20 physical commodities.

(4) The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.


-------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/03 (UNAUDITED)
-------------------------------------------------------------
AVERAGE ANNUAL                AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                  SALES CHARGE*    CHARGE
-------------------------------------------------------------
A shares--Year-to-date           (0.52)%          5.56%
-------------------------------------------------------------
1 year                          (10.85)%         (5.40)%
-------------------------------------------------------------
5 year                           (0.28)%          0.91%
-------------------------------------------------------------
Life (since 11/2/94)              5.97%           6.70%
-------------------------------------------------------------
B shares--Year-to-date           (0.04)%          4.96%
-------------------------------------------------------------
1 year                          (11.10)%         (6.42)%
-------------------------------------------------------------
5 year                           (0.21)%          0.18%
-------------------------------------------------------------
Life (since 4/24/96)              2.68%           2.68%
-------------------------------------------------------------
C shares--Year-to-date            3.86%           4.86%
-------------------------------------------------------------
1 year                           (7.60)%         (6.67)%
-------------------------------------------------------------
5 year                            0.18%           0.18%
-------------------------------------------------------------
Life (since 11/2/94)              6.21%           6.21%
-------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investments would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%
  C shares: 1.00% redemption charge, first year

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL WEIGHTINGS
                              AS OF JUNE 30, 2003*
                                   (UNAUDITED)

          [Table below represents a pie chart in the printed report.]

                    United States                      38.8%
                    Canada                             25.3%
                    Australia                           9.0%
                    Short-Term Obligations              7.4%
                    South Africa                        5.9%
                    Russia                              3.9%
                    United Kingdom                      2.9%
                    Other Assets Less Liabilities       2.1%
                    France                              1.7%
                    South Korea                         1.1%
                    China                               0.9%
                    Finland                             0.5%
                    Hong Kong                           0.5%



                                SECTOR WEIGHTINGS
                              AS OF JUNE 30, 2003*
                                   (UNAUDITED)

          [Table below represents a pie chart in the printed report.]

                    Energy                             40.7%
                    Precious Metals                    20.8%
                    Industrial Metals                  12.1%
                    Paper & Forest Products             9.2%
                    Short-Term Obligations              7.4%
                    Real Estate                         5.7%
                    Other Assets Less Liabilities       2.1%
                    Agriculture                         2.0%



--------
*Percentage of net assets.

                             GLOBAL HARD ASSETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2003*
--------------------------------------------------------------------------------

OCCIDENTAL PETROLEUM CORP.
(U.S., 3.0%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals and has an interest in petrochemicals.

TALISMAN ENERGY, INC.
(CANADA, 2.9%)

Talisman Energy is an independent oil and gas producer. The company has operations in Canada, the North Sea, Indonesia and Sudan. Talisman is also conducting exploration in Algeria and Trinidad.

MURPHY OIL CORP.
(U.S., 2.6%)

Murphy Oil is a worldwide oil and gas exploration and production company with refining and marketing operations. The company's principal activities are located in the United States and the United Kingdom. Murphy Oil also conducts pipeline and crude oil trading operations in Canada.

NEWCREST MINING LTD.
(AUSTRALIA, 2.5%)

Newcrest Mining is a gold-mining, exploration and production company. The company's exploration projects include Telfer and Boddington, which are located in Western Australia. The company is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

SMITH INTERNATIONAL, INC.
(U.S., 2.3%)

Smith International supplies products and services to the oil and gas exploration and production industry. The company's products and services include drilling and completion fluid systems, solids control equipment, waste management services, three-cone drill bits, diamond drill bits, fishing services, drilling tools, underreamers, sidetracking systems and liner hangers.

DEVON ENERGY CORP.
(U.S., 2.3%)

Devon Energy is an independent energy company involved in oil and gas property acquisition, exploration, and production. The company operates in the Permian Basin and the Rocky Mountains, in the Gulf Coast area and offshore Gulf of Mexico, in the Western Canada Sedimentary Basin in Alberta and British Columbia, and in Azerbaijan and Brazil.

TIMBERWEST FOREST CORP.
(CANADA, 2.2%)

TimberWest is a private timberland owner operating in western Canada. The company owns timber growing lands and two lumber manufacturing facilities, and has rights to Crown timber tenures. TimberWest sells and trades logs, and produces lumber products for export markets.

GOLD FIELDS LTD.
(SOUTH AFRICA, 2.2%)

Gold Fields is a global gold-mining, development and exploration company with operations in South Africa, Ghana and Australia. The group's principal operating mines include Driefontein, Kloof, Beatrix, and St. Helena. Gold Fields also has a platinum project undergoing evaluation in Finland.

RANDGOLD RESOURCES LTD.
(U.K., 2.1%)

Randgold Resources explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines, as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. Randgold has interests in Cote d'Ivoire, Mali, Tanzania and Senegal.

YUKOS
(RUSSIA, 2.0%)

YUKOS produces, distributes, and markets oil and petroleum products worldwide. The company refines crude oil and operates reserves in West Siberian fields including Priobskoye. YUKOS markets its products through retail and wholesale networks in Europe and Asia via the Baltic Sea ports, the Black Sea, and the Druzhba pipeline.


--------
*Portfolio is subject to change.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Shareholder:

While the first half of 2003 saw a fair degree of consolidation in gold-oriented investments, the second quarter saw an improvement in the prices of gold and gold-mining shares. Your Fund's net asset value per share rose 13.16% during the last three months, almost offsetting the first quarter's 15.78% decline. Its net asset value closed at $7.69 per share on June 30, after a capital gains distribution of $0.22 per share. Accordingly, the year-to-date period resulted in a decline of 4.70% for the Fund.

The first half of the year proved to be one of sideways consolidation for bullion. The dollar price of gold was volatile during the period, as seen by the movement from $320 an ounce in early December 2002 to a five-year high of $381.25 an ounce in early February 2003. The main factors influencing the gold price were the risk-averse investment sentiment and speculative demand arising from fears and uncertainty surrounding a military attack on Iraq. As the invasion got underway, the price returned to its "support" level at $322.75 an ounce in early April. Investment and speculative demand led to a decline in the foreign exchange value of the dollar, which contributed to another advance of the gold price to $370 an ounce during the latter part of May. The price of bullion then subsided to $344.15 an ounce toward the latter part of June and ended the first half at $346.40.

CAPITAL GAINS DISTRIBUTION

We are pleased to report that a short-term capital gains distribution of $0.22 was paid on June 30, 2003 to shareholders of record on June 26, 2003. You should have received a check or, if you participate in our dividend reinvestment plan, a statement showing the number of additional shares purchased for your account at net asset value on the dividend reinvestment date of June 30, 2003.

GOLD-MINING SHARES

Gold-mining shares, as measured by the Financial Times Gold Mines Index*, gained 1.41% during the first half. Regionally, North American and Australian gold shares turned in the best performance. Canadian producer Placer Dome (4.0% of the Fund's total net assets as of June 30) experienced a 6.7% share price advance due in part to a new discovery near its Cortez mine in Nevada. Newcrest (3.0% of Fund net assets) gained 27.4% as the company announced plans to develop the world-class Telfer project in Western Australia. At June 30, the Fund had a 60.1% allocation to North American gold-mining shares and a 6.4% allocation to the Australian gold market.

Due to the global nature of the business, most gold producers have come under cost pressures as local currencies have risen. Gold company revenues are based in U.S. dollars; strong local currencies cause the costs of labor and local materials to escalate in U.S. dollar terms. The South African miners have experienced the largest rise in costs due to the incredible strength of the rand. Over the eighteen months ended June 30, the rand has appreciated an astounding 60% against the dollar. This caused the performance of the South African gold shares to lag, as shown by the 14.2% decline in U.S. dollar terms of the FTSE/Johannesburg Stock Exchange Africa Gold Mining Index+. At June 30, the Fund had a 19.4% allocation to South African gold-mining shares. Despite their disappointing results in the first half, we ended the period with a positive view on these companies, as many analysts currently anticipate rate cuts and rand weakness in the second half, which may benefit gold producers.

Overall, the fundamental supply situation has been encouraging in the gold sector. Producer dehedging has been supportive of gold prices, as this activity effectively removes gold from the market. Since mid-2000, the global gold industry has reduced its hedges by approximately 25%. Another positive for gold is the stagnating supply of newly mined gold due to the lack of exploration spending over the past six years. Supply constraints such as this have historically helped to support gold prices. However, while gold-mining companies will clearly stand to benefit from any increases in the gold price, the industry must deal with a challenging environment to maximize profits as strength in local currencies create upward cost pressures. Containing such costs and maintaining or increasing production are essential to success.

CURRENT ECONOMIC CONDITIONS

The following section outlines current financial and economic risks that we feel may justify portfolio diversification in general, and a small allocation to gold-oriented investments in particular.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

FINANCIAL AND ECONOMIC RISKS

Since March 2003, stock markets have been discounting an economic recovery. In the U.S., the Federal Reserve cut the federal funds rate with unprecedented speed from 6.5% at the end of 2000 to just 1% in June 2003 to forestall falling inflation and deflation. The federal budget has swung from a surplus of $295 billion in fiscal 2000 to a deficit of $257 billion in 2002, and is heading for a $400-500 billion deficit in 2003. The dollar has fallen 30% (versus the euro) since October 2000. Much faith--too much faith, in our opinion--has been put in the effectiveness of monetary and fiscal policy to stimulate aggregate demand and consumer borrowing.

The Bank for International Settlements (B.I.S.), the international central banker's bank, stated in June that it was unclear whether a rebound would take place. It warned that pernicious deflation was a very real danger and a new threat to an already stuttering economy. It believed there was a risk that markets were too optimistic about future profitability.

BUBBLES

Essentially, the Fed has decided to fight the consequences of excessive monetary easing in the 1990s--the economic imbalances and falling prices following the boom--with still more monetary ease, thus slowing any unwinding of the imbalances. The benchmark 10-year Treasury note yield fell from over 4% in April to a 45-year low of 3.11% in mid-June. With low borrowing rates and a steeply sloped yield curve, speculators have had an incentive for years to make highly leveraged purchases of higher-yielding, longer-term bonds. According to the B.I.S., the notional amount of global interest rate contracts at the end of December 2002 was the equivalent of $101 trillion, up 13% since June 30, 2002. Of this amount, almost $25 trillion were U.S. dollar contracts. This compares with the outstanding Federal debt held by the public of $3.7 trillion. The 10-year Treasury note yield has recently climbed to 3.98% on July 15. The Bill-to-Bond yield curve rose from 331 basis points in mid-June to 403 basis points over the same period. Japanese 10-year bond yields rose from a record low of 0.435% in mid-June to a peak of 1.125% in early July. The risks are that speculation on ever-lower, longer-term interest rates may have spent its force, that financial fragility may increase, and that market corrections can be painful.

Declining interest rates have supported a great housing boom. In the past twelve months alone, 30-year fixed mortgage rates declined from over 7.5% to about 5%, the lowest level in more than four decades. A record number of homes were sold last year, and sales so far this year are even higher. Net household borrowing (mainly home mortgage) has climbed from $453 billion in 1998 (an 8.1% growth rate over 1997) to a seasonally adjusted annual rate of $849 billion (a 10% growth rate) in the first quarter of this year. Overall household debt at the end of March was $8.7 trillion, a record 109% of disposable personal income, compared to 95% in 1998. Due to lower interest rates, household debt service charges as a percent of disposable personal income have not risen as fast as debt, but they are close to peak levels. Risk has grown with the increase in debt, and total bankruptcies and mortgages in foreclosure have grown steadily since 2000. As job losses increased, bankruptcies rose 9% to a record high in the first quarter of 2003. Housing prices have risen steadily and are up about 54% since 1995. However, mortgage rates have recently begun to turn upwards. This may reduce the stimulus to housing demand. The B.I.S. warned in June that housing prices could weaken at some point.

Investors seeking to improve their returns from the low yields of savings deposit and Treasury Bills

--------------------------------------------------------------------------------
GOLD AS A STORE OF VALUE

The World Gold Council's research study on gold as a store of value started with Britain in 1596. It concluded that gold has maintained its value in terms of real purchasing power in the very long run in the U.S., Great Britain, France, Germany and Japan. Despite price fluctuations, gold has consistently reverted to its historic purchasing power parity with other commodities and intermediate products. The 1997 gold price was broadly in line with the historic rate of exchange against the basket of goods represented by the CPI. History suggests that, over the long run, periods of economic turbulence are inescapable. Gold has proved to be an effective portfolio diversifier in times of economic and social instability.
--------------------------------------------------------------------------------

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

have turned to lesser quality bonds, where returns have been rewarding. The spread between high-yield corporate bonds and Treasuries declined from the panic level in October 2002 of 923 basis points to 405 basis points on June 19 as confidence returned. However, the search for yield may have driven credit spreads down faster than the improvement in credit quality. Already this year, companies with the lowest ratings, CCC or below, have sold more than $5 billion of bonds, up from just $463 in the first half of 2002.

PROFITS

Businesses have been facing deteriorating pricing abilities. The trend of the median CPI (Consumer PriceIndex) percent change for the last twelve months declined from an increase of 3% in December 2002, to 2.1% in June. The seasonally adjusted CPI compound annual growth rate for the three months ended June was a decline of 0.7%; the seasonally adjusted annual rate of the producer price index for finished goods (less foods and energy) fell 3.6%. The manufacturing industry operated at 72.8% of capacity in June. The economy output gap is estimated from 2% to 6%. Historically speaking, the longer the economy operates below capacity the greater the deflationary pressures become.

Even though unemployment rates have been climbing, labor cost pressures are rising. The March 2003 year-over-year increase in the Employment Cost Index for the manufacturing industry showed that compensation costs advanced 4.7%, after having increased at a 3.5% rate the previous year. Nonfinancial corporate unit labor costs during the first quarter of 2003 rose at a 1.7% seasonally adjusted annual rate above the previous quarter, up from a negative 0.1% rate in the first quarter of 2002.

The trade deficit has also put pressure on corporate profits. Outflowing money, buying foreign goods or services, directly depletes available domestic income and profits, while inflowing money primarily supports asset markets.

Nonresidential fixed gross private domestic investment, which declined 5.2% from 2000 to 2001 and 5.7% from 2001 to 2002, fell at an annual rate of 4.4% in the first quarter of 2003. The corporate sector has been rebuilding its balance sheet. A rebound in business capital expenditures requires improving profit prospects.

No one knows what the future will hold. However, given certain risks in our current monetary and economic environment, we believe that asset allocation may be a precautionary strategy to preserve real wealth. Gold-oriented investments have proved to be an effective portfolio diversifier during periods of rising economic, financial and geopolitical risks.

We appreciate your participation in the Van Eck International Investors Gold Fund and we look forward to working with you in the future.


[PHOTO OF JOSEPH M. FOSTER]           [PHOTO OF JOHN C. VAN ECK]

/s/ JOSEPH M. FOSTER                  /s/ JOHN C. VAN ECK

JOSEPH M. FOSTER                      JOHN C. VAN ECK
PORTFOLIO MANAGER                     CHAIRMAN

July 16, 2003

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

  All references to Fund assets refer to Total Net Assets.

  Please note that precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. Investors should be aware that market conditions resulting in the extremely high performance of the gold sector in the recent past may not continue.

  All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

+ The FTSE/JSE (Financial Times Stock Exchange/Johannesburg Stock Exchange)
  Africa Gold Mining Index is a market capitalization-weighted index of gold-mining shares exclusively in South Africa.


-------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/03 (UNAUDITED)
-------------------------------------------------------------
AVERAGE ANNUAL                AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                  SALES CHARGE*    CHARGE
-------------------------------------------------------------
A Shares--Year-to-date          (10.22)%         (4.70)%
-------------------------------------------------------------
1 year                           (0.20)%          5.88%
-------------------------------------------------------------
5 year                            6.71%           7.98%
-------------------------------------------------------------
10 year                          (2.75)%         (2.17)%
-------------------------------------------------------------
15 year                           0.19%           0.58%
-------------------------------------------------------------
20 year                           0.59%           0.89%
-------------------------------------------------------------
Life (since 2/10/56)              9.12%           9.26%
-------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

*A shares: maximum sales charge is 5.75%


                             GEOGRAPHICAL WEIGHTINGS
                              AS OF JUNE 30, 2003*
                                   (UNAUDITED)

          [Table below represents a pie chart in the printed report.]

                    Canada                             40.0%
                    South Africa                       20.7%
                    United States                      20.1%
                    Australia                           6.4%
                    United Kingdom                      5.6%
                    Other Assets Less Liabilities       5.4%
                    Norway                              1.3%
                    Mexico                              0.4%
                    Sweden                              0.1%




--------
*Percentage of net assets.

                           U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Van Eck U.S. Government Money Fund continues to meet its objectives as an investment that provides a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or to use our check-writing privileges.

During the first half of 2003, the yield on three-month Treasury bills averaged 1.11%. Treasury bill rates remained low as the Federal Reserve maintained a fed funds target rate of 1.25% for most of the year and then cut the rate to 1.00% in early June. While the economy is expected to grow at an annualized rate of approximately 1.9% during the first half, concerns over continued disinflationary pressures allowed the Fed to continue to pursue their accommodative monetary policy. Three-month T-bill rates began the year at a high of 1.22% for the period and ended the first half near 0.85%. We look for money market rates to rise as signs of an economic recovery become apparent and investors begin to discount the end of monetary easing by the Federal Reserve. We believe this scenario should begin to play out during the second half of this year.

The Fund's investment strategy continues to emphasize safety by investing in short-term United States Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the United States Government.** Of course, shares of the Fund are not guaranteed by the United States Government and there can be no guarantee that the price of the Fund's shares will not fluctuate.*** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by United States Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our current investment strategy, keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time. However, when repurchase agreements offer an attractive yield pickup over Treasury bills, we will look to place more emphasis on repurchase agreements.

The U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds.+

We appreciate your participation in the Van Eck U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.


[PHOTO OF GREGORY F. KRENZER]

/s/ GREGORY F. KRENZER

GREGORY F. KRENZER
PORTFOLIO MANAGER

July 17, 2003

--------
 ** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

*** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

  + Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

    The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

EFFECTIVE JUNE 1, 2003, NEW YORK LIFE INVESTMENT MANAGEMENT LLC (NYLIM) BECAME THE SUB-ADVISER TO THE VAN ECK MID CAP VALUE FUND, REPLACING JOHN A. LEVIN & CO. THE VALUATION METRICS DIVISION OF NYLIM IS RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT DECISIONS THAT AFFECT THE VAN ECK MID CAP VALUE FUND.

Dear Shareholder:

After three straight years of reporting to you about the stock market's misery, it is with pleasure that we address the six-month period ended June 30, 2003. After a negative start in the first three months of 2003, the second quarter brought the stock market its best performance since the fourth quarter of 1998. Of the 500 companies included in the Standard & Poor's (S&P) 500 Index(1), 470 advanced, with all sectors participating positively. We are pleased to report to you that the Van Eck Mid Cap Value Fund gained 17.01% for the six months ended June 30, 2003. The Fund outpaced the performance of the broader stock market, which advanced 11.75% as measured by the S&P 500 Index. The Fund also had a respectable showing relative to its benchmark indices, the Russell 2500 Index(2) and the Russell 2500 Value Index(3), which rose 16.92% and 15.50%, respectively. We hope the following will shed light on the Fund's recent performance, and give you insight into our management strategy.

MARKET & ECONOMIC REVIEW

The first half of 2003 was characterized by noteworthy events, in both the financial markets and the global geopolitical environment. The rocky first quarter was characterized by much uncertainty over the pending conflict in Iraq, which created spirited global discourse on the underlying rationale for the American-led war. The uncertainty over the war in Iraq put considerable pressure on bond yields and increased volatility and weakness in equity markets. The onset of fighting and the relatively swift conclusion of the war in April restored in the public a sense of relief and calm--even though the eventual outcome and cost of the post-war occupation may be years in the making. In the second quarter, all major market indices rebounded sharply, taking many by surprise. The large-cap S&P 500 Index had its best quarter (gaining 15.39%) since the fourth quarter of 1998; and the tech-heavy Nasdaq Composite Index(4) (up 21.11%) and the small-cap Russell 2000 Index(5) (up 23.42%) enjoyed their best quarters since the fourth quarter of 2001. Mid-cap stocks also had a strong first half, with the S&P MidCap 400(6) and the Russell Midcap(7) Indices up 12.40% and 15.47%, respectively. Although technology companies (including some of the most downtrodden companies of the recent bear market) were the leaders of this advance, all industries posted gains. The opening months of the rally blurred much of the distinction between VALUE and GROWTH investment styles, however, it did seem to be especially kind to growth-oriented companies, as evidenced by the Nasdaq's strong year-to-date showing (21.81%). In any case, the rally did not appear to be supported by a broad improvement in economic fundamentals and, because of this, we hope that investors' perceptions are not too far in advance of reality.

At the end of first half, improved investor confidence had been spurred by many elements, most notably: the stock market rally, lower interest rates, improved tax treatment of dividends, the government's strong commitment to economic expansion, the improved outlook for U.S. exports on the back of the declining U.S. dollar, and the generally positive perception of the military success in Iraq. Nevertheless, the most important domestic question continued to be the timing and nature of a recovery in our economy. The U.S. economy grew by 1.4% in real terms during the first quarter, and it is estimated that growth for the second quarter will come in at just above 2.4%. While growth in the U.S. is expected to rebound in the second half, most economic fundamentals remain relatively weak. The national unemployment rate ended the half on a high of 6.4%. Both the U.S. current account deficit and the U.S. Federal budget deficit continued to widen during the first six months of 2003. Among U.S. companies, a number of crosscurrents posed fundamental challenges to corporate profitability. Many companies continued to face margin pressure and have had difficulty raising prices to offset increases in raw materials costs; labor costs have been controlled, however, as unemployment has remained high. Overcapacity remained an issue in many sectors, but strategic mergers and consolidations could help correct imbalances between capacity and demand. The government has been aggressive in its efforts to spur economic activity. On June 25, the Federal Reserve cut its target federal funds rate by 25 basis

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

points (0.25%) to 1.00%, representing its lowest level since 1958. These historically low rates have extended the mortgage-refinancing boom, which has helped sustain consumer spending through the economic downturn. Low interest rates have also given some companies the opportunity to strengthen their balance sheets and others to support balance sheets that are in some cases still highly leveraged. To date, however, these historically low interest rates have yet to produce an upturn in business activity.

FUND REVIEW

During the period under review, many changes were made to the portfolio holdings of Van Eck Mid Cap Value Fund. Chief among these changes was a broadening and diversifying the Fund's holdings. We also strove to provide considerable potential for capital appreciation, while at the same time improving the Fund's risk and volatility. This was achieved, in part, by reducing the Fund's exposure to those individual companies whose success hinged on the outcome of a specific industry event or the climate in a specific geographical region (such as the natural gas provider El Paso Corporation, which was sold from the Fund). Throughout the first half, efforts were made to improve the Fund's portfolio by adding a number of higher quality, liquid companies whose valuations had become very attractive. Throughout the period, we remained almost fully invested in order to participate in the momentum of the rising market, regardless of the weakness of the underlying economic fundamentals. While the market's second-quarter rally may have made it challenging to find value, there was plenty of opportunity to identify overlooked and underpriced mid-capitalization stocks with strong or improving fundamentals.

While the number of Fund holdings remained steady throughout the period at 63, many individual companies were changed. During the first half, 38 positions were sold from the Fund's portfolio and 38 new names were added. Some notable new additions to the Fund included: Universal Health Services, an owner and operator of acute care hospitals, behavioral health centers, ambulatory surgery centers and radiation oncology centers; Lear Corp., a designer and manufacturer of interior systems and components for automobiles and light trucks; C.R. Bard, a developer and manufacturer of healthcare/hospital products; and finally, Maxtor, a developer and manufacturer of hard-drive storage products for desktop computer systems. (Although Tyson Foods was added in the first half, it was sold at the time of this writing). In addition to investing in many new companies, we increased our commitment to several holdings including: Textron, a manufacturer of aircraft and automotive interior engine components and industrial tools; Archer-Daniels-Midland, a food processor and merchandiser of agricultural commodities and products; and finally, Thermo Electron, a provider of technology-based instruments, systems and components. [THE FOLLOWING REPRESENTS THE PERCENTAGES OF THE FUND'S TOTAL NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDINGS AS OF JUNE 30, 2003: UNIVERSAL HEALTH SERVICES, 2.7%; LEAR CORP., 2.2%; C.R. BARD, 2.1%; MAXTOR, 1.5%; TYSON FOODS, 3.1% (SUBSEQUENTLY SOLD); TEXTRON, 3.7%; ARCHER-DANIELS-MIDLAND, 2.8%; THERMO ELECTRON, 2.4%]

At the same time, we took profits by selling the financial services company AON, an insurance services holding company and the Fund's largest position as of December 31, 2002. The company reported record earnings for the fourth quarter and showed positive results in the property and casualty area. Among the Fund's other top ten holdings as of year end, we sold: the technology companies Harris Corp. and Celestica; the global freight transporter CSX Corp.; the diversified industrial manufacturer Pentair; the biopharmaceutical company Genelabs Technologies; the financial services company CIT Group; the consumer discretionary company BearingPoint; and finally, St. Jude Medical, a manufacturer of cardiac care equipment. We are pleased to report that many of these holdings contributed to the Fund's positive performance in the first half--especially the second quarter.

Although an intensive bottom-up stock selection process represents our investment management style, the individual changes in the Fund's portfolio in the first half of 2003 did result in noteworthy changes to its sector weightings. Over the period, the Fund's allocation to consumer discretionary stocks increased to 17.9%, from 11.7% at December 31, 2002 (Lear Corp. provides a good example within this sector). The Fund's healthcare allocation increased from 9.4% to 13.9% and its financial services weighting declined from 15.9%

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

to 12.4%. In addition, the Fund's year-end auto & transportation allocation of 6.8% was completely eliminated by midyear. While the Fund's technology weighting remained relatively consistent over the period, several names were replaced as we shifted focus from software companies in favor of hardware- oriented companies. Finally, we increased the Fund's exposure to the telecommunications sector. [THE FOLLOWING REPRESENTS THE PERCENTAGES OF THE FUND'S TOTAL NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDING AS OF JUNE 30, 2003: LEAR CORP., 2.2%]

ABOUT THE FUND'S SUB-ADVISER, NYLIM

The Fund's new portfolio managers are members of the Valuation Metrics division of NYLIM. This division specializes in the application of quantitative and statistical techniques to security valuation and to the creation and management of portfolios. Their philosophy is to manage portfolios by buying relatively undervalued securities, while striving to achieve strong risk-adjusted returns. Their strategy is based on rigorous research and the disciplined application of our investment process. NYLIM has a long history of managing portfolios with consistently attractive investment characteristics. The primary NYLIM investment professionals involved in the management of the Fund are portfolio managers Wesley McCain and Kathy O'Connor, who are assisted by Jeffrey Sanders. Dr. McCain is a Senior Managing Director of New York Life Investment Management LLC, and heads the Valuation Metrics division of the firm. He holds MA and PhD degrees from Stanford University and an MBA from Columbia University. Kathy O'Connor is a Chartered Financial Analyst and a Managing Director of Valuation Metrics; she holds an MBA from Babson College, a BA from University of Massachusetts and a Certificate in Accounting from Northeastern University. Jeffrey Sanders is a Chartered Financial Analyst and a Managing Director of Valuation Metrics, responsible for quantitative research; he received BS and MS degrees from the California Institute of Technology and an MBA from Boise State University.

We thank you for your investment in the Van Eck Mid Cap Value Fund, and we look forward to continuing to work with you in the future.


[PHOTO OF WESLEY G. MCCAIN]           [PHOTO OF KATHY O'CONNOR]

/s/ WESLEY G. MCCAIN                  /s/ KATHY O'CONNOR

WESLEY G. MCCAIN                      KATHY O'CONNOR
SENIOR PORTFOLIO MANAGER              SENIOR PORTFOLIO MANAGER
NEW YORK LIFE INVESTMENT              NEW YORK LIFE INVESTMENT
 MANAGEMENT LLC (NYLIM)                MANAGEMENT LLC (NYLIM)

July 29, 2003


     All references to Fund assets refer to Total Net Assets.

     All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the investable U.S. equity market.

(3) The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

(4) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

(5) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the Index has an approximate market capitalization of $1.5 billion.

(6) The S&P Midcap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

(7) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.


--------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/03 (UNAUDITED)
--------------------------------------------------------------
AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
--------------------------------------------------------------
A shares--Year to Date           10.27%          17.01%
--------------------------------------------------------------
1 year                           (9.95)%         (4.48)%
--------------------------------------------------------------
Life (since 1/1/02)             (15.68)%        (12.25)%
--------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%


                                SECTOR WEIGHTINGS
                              AS OF JUNE 30, 2003*
                                   (UNAUDITED)

          [Table below represents a pie chart in the printed report.]

                    Consumer Discretionary             17.9%
                    Information Technology             14.0%
                    Healthcare                         13.9%
                    Financial Services                 12.4%
                    Utilities                           9.1%
                    Consumer Staples                    7.0%
                    Industrials                         6.7%
                    Materials                           6.0%
                    Energy                              5.1%
                    Telecommunications Services         4.2%
                    Other Assets Less Liabilities       3.7%




--------
*Percentage of net assets.

                               MID CAP VALUE FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2003*
--------------------------------------------------------------------------------

SEAGATE TECHNOLOGY, INC.
(4.5%)

Seagate Technology designs, manufactures, and markets rigid disc drives for enterprise, personal computer, and consumer electronics applications.

TEXTRON, INC.
(3.7%)

Textron is a global, multi-industry company with operations in aircraft, fastening systems, industrial components, industrial products, and finance. Its products are sold under brands such as Cessna, Bell, Textron, Greenlee, Jacobsen, OmniQuip, and Tempo. Textron's finance segment provides financing for its products, asset-based lending, and structured capital.

LEVEL 3 COMMUNICATIONS, INC.
(3.2%)

Level 3 Communications provides telecommunications and information services, including local, long distance, and data transmission. The company also provides other enhanced communications and Internet services, and is involved in coal-mining businesses.

TYSON FOODS, INC.
(3.1%)

Tyson Foods provides value-added beef, chicken, and pork products through its production facilities located across the U.S. The company also produces flour and corn tortillas, taco shells, and high-protein animal food ingredients. Its products are marketed through its foodservice, wholesale membership clubs, retail and international divisions.

ARCHER-DANIELS-MIDLAND CO.
(2.8%)

Archer-Daniels-Midland procures, transports, stores, processes, and merchandises agricultural commodities and products. The company processes food and feed products, including oilseeds, corn, milo, oats, barley, peanuts and wheat.

UNIVERSAL HEALTH SERVICES, INC.
(2.7%)

Universal Health Services owns and operates acute care hospitals, behavioral health centers, ambulatory surgery centers, radiation oncology centers, and women's centers in the U.S. The company provides services such as general surgery, internal medicine, obstetrics, radiology, pediatric services, and behavioral health services.

TORCH OFFSHORE, INC.
(2.7%)

Torch Offshore provides underwater (sub-sea) construction services to the oil and natural gas industries, primarily on the Continental Shelf of the Gulf of Mexico. The company's fleet performs services including installation and maintenance of small diameter flowlines, umbilicals, and related infrastructure associated with the infield development of oil and natural gas reservoirs.

UNUMPROVIDENT CORP.
(2.6%)

UnumProvident operates around the world and provides group disability and special risk insurance. The company provides disability insurance, as well as group life insurance, long term care insurance, and payroll-deducted voluntary benefits offered to employees at their worksites.

UNITED STATES STEEL CORP.
(2.6%)

United States Steel produces, sells, and transports steel mill products, coke, taconite pellets and coal. The company also manages mineral resources, develops real estate, and provides engineering and consulting services. In addition, it produces and sells steel mill products and coke through its U.S. Steel Kosice segment in the Slovak Republic.

UNOCAL CORP.
(2.5%)

Unocal is in the business of natural gas and crude oil exploration and production. The company's principal production operations are in North America, Asia, and the North Sea. Unocal also produces geothermal energy with operations in Indonesia and the Philippines.


--------
*Portfolio is subject to change.

                                ASIA DYNASTY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)


NO. OF SHARES  SECURITIES (a)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

CHINA: 10.5%
       498,000 Chaoda Modern Agriculture
                 Holdings Ltd.                                        $   86,211
     1,100,000 China Oilfield Services Ltd.                              246,847
       167,000 CNOOC Ltd.                                                246,270
       584,000 Denway Motors Ltd.                                        263,979
       250,000 Lianhua Supermarket
                 Holdings Ltd.                                           132,240
       250,000 Matrix 8848. Net Holdings (b)*                             20,000
       875,000 Sinotrans Ltd.                                            246,847
                                                                      ----------
                                                                       1,242,394
                                                                      ----------
HONG KONG: 13.7%
       350,000 Asia Satellite Telecommunications
                 Holdings Ltd.                                            46,228
       730,000 Chen Hsong Holdings Ltd.                                  262,107
        61,000 Esprit Holdings Ltd.                                      149,012
       874,000 Global China Group Holdings Ltd.                           43,709
        52,000 Hutchison Whampoa Ltd.                                    316,734
        45,000 Hutchison Whampoa Ltd. Warrants
                 (HKD 50, expiring 4/01/04)                                  975
        89,000 Li & Fung Ltd.                                            114,697
     4,636,000 Media Partners International
                 Holdings, Inc.                                          101,062
     1,074,000 Next Media Ltd.                                           344,304
       227,020 Star Cruises Ltd.                                          59,678
       115,000 Techtronic Industries Co. Ltd.                            193,182
                                                                      ----------
                                                                       1,631,688
                                                                      ----------
INDIA: 7.3%
        18,000 Bharat Heavy Electricals Ltd.                             104,641
         4,300 HDFC Bank Ltd. (ADR)                                       80,625
        11,000 Housing Development Finance
                 Corporation Ltd.                                         96,940
         3,800 Infosys Technologies Ltd.                                 266,933
        12,500 Maruti Udyog Ltd.*                                         33,667
        35,000 State Bank of India                                       288,914
                                                                      ----------
                                                                         871,720
                                                                      ----------
INDONESIA: 2.3%
       500,000 Enseval Putera MagaTrading Tbk                             51,515
       390,000 PT Telekomunikasi Indonesia                               218,636
                                                                      ----------
                                                                         270,151
                                                                      ----------
MALAYSIA: 2.8%
        31,000 Genting Berhad                                            122,368
        78,000 IOI Corp.                                                 117,000
        17,000 MAA Holdings Berhad                                        20,489
       220,000 Multi-Purpose Holdings Berhad                              74,105
                                                                      ----------
                                                                         333,962
                                                                      ----------
SINGAPORE: 8.6%
       450,000 Citiraya Industries Ltd.                                  150,797
       550,000 Jurong Technologies Industrrial
                 Corp. Ld                                                146,821
       150,000 Neptune Orient Lines Ltd.                                 126,090
       281,250 Noble Group Ltd.                                          260,380
        20,000 Oversea-Chinese Banking Corp. Ltd.                        113,594
       185,000 Sembcorp Logistics Ltd.                                   197,541
       125,000 Star Cruises Ltd.                                          32,500
                                                                      ----------
                                                                       1,027,723
                                                                      ----------
SOUTH KOREA: 32.4%
         3,300 Cheil Communications, Inc.                                324,613
        13,000 Hanjin Shipping Co. Ltd.                                  106,873
         4,000 Honam Petrochemical Corp.                                 117,539
        19,400 Hyundai Mobis                                             497,790
        15,800 Hyundai Motor Co. Ltd.                                    417,982
         2,150 Kangwon Land, Inc.                                        239,389
        16,752 Kookmin Bank                                              504,874
         6,000 Korea Electric Power Corp.                                 94,935
         3,800 KT Freetel                                                 79,372
         2,500 POSCO                                                     259,523
         2,476 Samsung Electronics Co. Ltd.                              735,856
        25,000 Samsung Heavy Industries Co. Ltd.                         100,251
         1,500 Shinsegae Co. Ltd.                                        234,198
           850 SK Telecom Co. Ltd.                                       145,165
                                                                      ----------
                                                                       3,858,360
                                                                      ----------
TAIWAN: 18.0%
       110,080 Advantech Co. Ltd.                                        159,029
       107,184 Benq Corp.                                                121,709
       234,000 Chinatrust Financial Holding Co. Ltd.                     188,633
       651,600 Eva Airways Corp.                                         233,454
       125,000 Evergreen Marine                                           88,847
        35,000 MediaTek, Inc.                                            350,910
       200,000 Mega Financial Holding Co. Ltd.                            94,192
        86,000 Nien Hsing Textile Co. Ltd.                                85,727
        57,250 Quanta Computer, Inc.                                     118,271
        41,771 Siliconware Precision Industries Co.
                 (ADR)                                                   134,503
       185,700 Taiwan Semiconductor Manufacturing
                 Co. Ltd.                                                305,834
       165,193 United Microelectronics Corp.                             106,438
       175,000 Wan Hai Lines Ltd.                                        154,724
                                                                      ----------
                                                                       2,142,271
                                                                      ----------


                        See Notes to Financial Statements

                                ASIA DYNASTY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2003 (UNAUDITED)


NO. OF SHARES  SECURITIES (a)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

THAILAND: 4.0%
       100,000 Central Pattana Public Co. Ltd.                       $    83,155
       700,000 Quality Houses Public Co. Ltd.                            124,733
       140,000 Quality Houses Public Co. Ltd. Warrants
                 (THB6.00, expiring 5/20/08)                               4,989
        35,000 Siam Cement Public Co. Ltd.                               124,735
       150,000 Thai Airways International Public Co. Ltd.                133,642
                                                                     -----------
                                                                         471,254
                                                                     -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 99.6%
(Cost: $10,151,760)                                                   11,849,523
OTHER ASSETS LESS LIABILITIES: 0.4%                                       46,774
                                                                     -----------
NET ASSETS: 100%                                                     $11,896,297
                                                                     ===========


--------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security (Note 9)
* Fair value as determined by a valuation committee under the direction of the Board of Trustees.

GLOSSARY:

ADR - American Depositary Receipt



SUMMARY OF                                              % OF
INVESTMENTS                                             NET
BY INDUSTRY                                            ASSETS
---------------------------------------------------------------

Autos                                                  10.2%
Banks                                                   8.3%
Consumer Durables and Apparel                           3.3%
Diversified Financial                                   3.4%
Energy                                                  5.1%
Food, Beverage and Tobacco                              1.8%
Hotel and Leisure                                       1.8%
Industrials                                             6.1%
Materials                                               3.2%
Media                                                   6.5%
Multi-Industries                                        4.7%
Pharmaceutical                                          0.4%
Real Estate                                             3.8%
Retail                                                  3.2%
Shipping                                                3.6%
Software                                                2.2%
Technology Hardware                                    19.4%
Telecommunications                                      3.7%
Transportation                                          8.1%
Utilities                                               0.8%
Other assets less liabilities                           0.4%
                                                      -----
                                                      100.0%
                                                      =====



                        See Notes to Financial Statements

                              EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)


NO. OF SHARES  SECURITIES (a)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

BRAZIL: 8.8%
         9,900 Cia Vale do Rio Doce (ADR)                            $   274,725
        13,200 Embraer Aircraft Corp.
                 (Sponsored ADR)                                         252,120
        22,600 Petroleo Brasileiro S.A. (ADR)                            446,576
                                                                     -----------
                                                                         973,421
                                                                     -----------
CHINA: 8.2%
       188,000 CNOOC Ltd.                                                277,238
       400,000 Denway Motors Ltd.                                        180,807
       250,000 Lianhua Supermarket
                 Holdings Ltd.                                           132,240
     1,115,000 Sinotrans Ltd.                                            314,554
                                                                     -----------
                                                                         904,839
                                                                     -----------
CROATIA: 0.9%
         7,500 Pliva D.D. (GDR)                                          103,500
                                                                     -----------
CZECH REPUBLIC: 2.9%
        13,500 Komercni Banka AS (GDR)                                   324,000
                                                                     -----------
HONG KONG: 6.6%
     1,050,000 Next Media Ltd.                                           336,610
       236,000 Techtronic Industries Co. Ltd.                            396,443
                                                                     -----------
                                                                         733,053
                                                                     -----------
INDIA: 2.9%
        32,000 Satyam Computer Services Ltd.                             317,760
                                                                     -----------
INDONESIA: 1.8%
       350,000 PT Telekomunikasi Indonesia                               196,212
                                                                     -----------
ISRAEL: 2.6%
         5,000 Teva Pharmaceutical
                 Industries Ltd.                                         284,500
                                                                     -----------
MEXICO: 4.5%
       100,000 Corporacion GEO S.A. de C.V
                 (Series B)                                              291,943
        90,000 Grupo Modelo S.A. de C.V
                 (Series C)                                              204,360
                                                                     -----------
                                                                         496,303
                                                                     -----------
RUSSIA: 4.0%
         3,000 Lukoil (Sponsored ADR)                                    237,000
         3,750 YUKOS (Sponsored ADR)                                     210,000
                                                                     -----------
                                                                         447,000
                                                                     -----------
SINGAPORE: 0.7%
       100,000 Citiraya Industries Ltd.                                   33,510
       150,000 Star Cruises Ltd.                                          39,000
                                                                     -----------
                                                                          72,510
                                                                     -----------
SOUTH AFRICA: 13.8%
       450,000 African Bank Investments Ltd.                             372,432
       190,000 Alexander Forbes Ltd.                                     278,990
        50,000 Kumba Resources Ltd.                                      200,900
       210,000 MTN Group Ltd.                                            456,369
       230,000 Sanlam Ltd.                                               214,916
                                                                     -----------
                                                                       1,523,607
                                                                     -----------
SOUTH KOREA: 23.6%
         9,000 Honam Petrochemical Corp.                                 264,462
        12,700 Hyundai Mobis                                             325,873
        14,000 Hyundai Motor Co. Ltd.                                    370,364
         2,000 Kangwon Land, Inc.                                        222,687
         8,400 Kookmin Bank                                              253,160
        15,500 Korea Electric Power Corp.                                245,249
         1,900 Samsung Electronics Co. Ltd.                              564,671
         2,300 Shinsegae Co. Ltd.                                        359,104
                                                                     -----------
                                                                       2,605,570
                                                                     -----------
TAIWAN: 9.7%
       156,000 Benq Corp.                                                177,140
       196,000 Evergreen Marine                                          139,312
        27,000 MediaTek Inc.                                             270,702
       491,000 Mega Financial Holdings Co. Ltd.                          231,242
        24,620 Taiwan Semiconductor Manufacturing
                 Co. Ltd. (Sponsored ADR)                                248,170
                                                                     -----------
                                                                       1,066,566
                                                                     -----------
THAILAND: 4.8%
     1,000,000 National Finance PLC                                      327,869
       230,000 Thai Airways International
                 Public Co. Ltd.                                         204,920
                                                                     -----------
                                                                         532,789
                                                                     -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 95.8%
(Cost: $9,088,753)                                                    10,581,630
OTHER ASSETS LESS LIABILITIES: 4.2%                                      462,620
                                                                     -----------
NET ASSETS: 100%                                                     $11,044,250
                                                                     ===========


--------
(a) Unless otherwise indicated, securities owned are shares of common stock.

GLOSSARY:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt



                        See Notes to Financial Statements

                              EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2003 (UNAUDITED)


SUMMARY OF                                              % OF
INVESTMENTS                                             NET
BY INDUSTRY                                            ASSETS
---------------------------------------------------------------
Autos                                                   7.9%
Banks                                                   2.3%
Capital Goods                                           2.3%
Diversified Financial                                  15.8%
Energy                                                 10.6%
Food, Beverage and Tobacco                              3.0%
Hotel and Leisure                                       0.4%
Industrials                                             3.9%
Materials                                               9.3%
Media                                                   3.1%
Pharmaceuticals                                         3.5%
Real Estate                                             2.0%
Retail                                                  3.3%
Shipping                                                1.3%
Software                                                2.9%
Technology Hardware                                    11.4%
Telecommunications                                      5.9%
Transportation                                          4.7%
Utilities                                               2.2%
Other assets less liabilities                           4.2%
                                                      -----
                                                      100.0%
                                                      =====






                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)


NO. OF SHARES  SECURITIES (a)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 9.0%
        26,846 BHP Billiton Ltd.                                      $  155,696
         5,369 BHP Steel Ltd.                                             13,407
       229,215 Newcrest Mining Ltd.                                    1,177,033
       542,500 Oil Search Ltd.                                           298,606
       210,207 Origin Energy Ltd.                                        571,461
       247,000 Portman Ltd.                                              177,405
        41,000 Rio Tinto Ltd.                                            803,896
       245,500 Santos Ltd.                                               972,272
       942,857 Southern Pacific Petroleum NL                             145,565
                                                                      ----------
                                                                       4,315,341
                                                                      ----------
CANADA: 25.3%
        15,000 Aber Diamond Corp.                                        306,968
        43,500 Abitibi-Consolidated, Inc.                            USD 278,835
        20,000 Agnico-Eagle Mines Ltd. Warrants
                 (USD 19.00, expiring 11/14/07)                           55,400
       410,000 Bema Gold Corp.                                           528,581
       205,000 Bema Gold Corp. Warrants
                 (USD 2.00, expiring 6/02/04)*                                --
       707,700 Brazilian Resources, Inc.                                  73,410
         5,720 Brookfield Homes Corp.                                 USD 88,202
        10,600 Brookfield Properties Corp.                           USD 225,250
        18,000 Brookfield Properties Corp.                               386,767
       394,000 Esprit Exploration Ltd.                                   700,626
        30,000 Canfor Corp.                                              195,829
        26,000 CHC Helicopter Corp. (Class A)                            501,256
       100,000 Cumberland Resources Ltd.                                 214,871
        35,000 Domtar, Inc.                                              383,803
        35,000 Domtar, Inc. Warrants
                 (CAD 17.55, expiring 12/23/04)                            8,817
        24,450 Ensign Resources Service Group, Inc.                      365,939
        30,000 FNX Mining Co., Inc.                                      142,259
       156,000 Golden Star Resources Ltd.                            USD 411,840
        42,000 Golden Star Resources Ltd. Warrants
                 (USD 1.50, expiring 12/11/04)*                           47,880
       105,000 Ivanhoe Mines Ltd.                                        259,845
        40,083 Kinross Gold Corp.                                    USD 270,560
        55,034 Kinross Gold Corp.                                        370,658
        39,865 Meridian Gold, Inc.                                       454,874
       575,000 Miramar Mining Corp.                                      724,262
       603,000 Northern Orion Resources, Inc.                            661,238
       301,500 Northern Orion Resources, Inc. Warrants
                 (CAD 2.00, expiring 5/29/08)*                                --
         7,800 NQL Drilling Tools, Inc. (Class A)                         21,094
        31,800 Placer Dome, Inc.                                     USD 390,186
        70,000 SFK Pulp Fund                                             406,624
        22,600 Suncor Energy, Inc.                                   USD 423,750
        11,400 Suncor Energy, Inc.                                       214,038
        30,300 Talisman Energy, Inc.                                   1,380,691
       127,000 TimberWest Forest Corp.                                 1,063,313
         9,000 Westport Innovations, Inc.                                  9,069
       455,000 Wheaton River Minerals Ltd.                               573,112
                                                                      ----------
                                                                      12,139,847
                                                                      ----------
CHINA: 0.9%
       295,000 CNOOC Ltd.                                                435,028
                                                                      ----------
FINLAND: 0.5%
        22,500 Storo Enso Oyj (R Shares)                                 250,864
                                                                      ----------
FRANCE: 1.7%
         9,900 Total Fina Elf SA (Sponsored ADR)                         750,420
         3,000 Unibail S.A. Warrants
                 (EUR 43.33, expiring 5/11/04)                            49,432
                                                                      ----------
                                                                         799,852
                                                                      ----------
HONG KONG: 0.5%
        44,400 Sun Hung Kai Properties Ltd.                              224,324
                                                                      ----------
RUSSIA: 3.9%
        20,000 JSC MMC Norilsk Nickel (ADR)                              696,000
         7,800 Surgutneftegaz, Inc. Preferred Stock
                 (Sponsored ADR)                                         198,120
        70,000 YUKOS                                                     980,000
                                                                      ----------
                                                                       1,874,120
                                                                      ----------
SOUTH AFRICA: 5.9%
        88,000 Gold Fields Ltd.                                        1,052,175
        15,300 Impala Platinum Holdings Ltd.                             910,897
        72,500 Sappi Ltd. (ADR)                                          895,375
                                                                      ----------
                                                                       2,858,447
                                                                      ----------
SOUTH KOREA: 1.1%
        20,000 POSCO (ADR)                                               523,800
                                                                      ----------
UNITED KINGDOM: 2.9%
        13,200 Anglo American plc                                        202,240
        37,462 BHP Billiton Plc                                          197,940
        58,000 Randgold Resources Ltd. (ADR)                             986,000
                                                                      ----------
                                                                       1,386,180
                                                                      ----------
UNITED STATES: 38.8%
        30,900 Alcoa, Inc.                                               787,950
        15,000 AMB Property Corp.                                        422,550
        14,100 Boise Cascade Corp.                                       336,990
         7,000 Boston Properties, Inc.                                   306,600
        33,700 Bunge Ltd.                                                963,820
        16,000 ConocoPhillips                                            876,800
        10,000 Crescent Real Estate Equities Co.                         166,100
        20,461 Devon Energy Corp.                                      1,092,617
        30,000 Duke Energy Corp.                                         598,500
        15,000 Forest Oil Corp.                                          376,800
        56,000 Glamis Gold Ltd.                                      CAD 633,586
        32,000 GlobalSantaFe Corp.                                       746,880
       105,000 Hecla Mining Co.                                          444,150
        40,500 Inco Ltd.                                                 856,170
        60,000 La Quinta Corp.                                           258,600
        24,000 Murphy Oil Corp.                                        1,262,400
        24,000 Noble Corp.                                               823,200
        15,100 Nucor Corp.                                               737,635
        43,000 Occidental Petroleum Corp.                              1,442,650
        35,000 PetroKazakhstan, Inc. (Class A)                           437,150
        23,000 Remington Oil & Gas Corp.                                 422,740
        30,000 Rowan Companies, Inc.                                     672,000
        30,000 Smith International, Inc.                               1,102,200
        10,000 Starwood Hotels & Resorts Worldwide, Inc.                 285,900
        35,200 Transocean, Inc.                                          773,347



                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2003 (UNAUDITED)


NO. OF SHARES  SECURITIES (a)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

UNITED STATES: (CONTINUED)
         6,600 Vornado Realty Trust                                  $   287,760
        22,000 Weatherford International Ltd.                            921,800
        10,800 Weyerhaeuser Co.                                          583,200
                                                                     -----------
                                                                      18,620,095
                                                                     -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 90.5%
(Cost: $37,823,022)                                                   43,427,898
                                                                     -----------
OPTIONS PURCHASED: 0.0%

AUSTRALIA: 0.0%
       942,857 Southern Pacific Petroleum NL
                (Call Option-Strike AUD 0.55,
                expiring 11/19/04)*                                           --
                                                                     -----------
TOTAL OPTIONS PURCHASED: 0.0%
(Premium paid: $0)                                                            --
                                                                     -----------

SHORT-TERM OBLIGATION: 7.4%

PRINCIPAL                                                  DATE OF
AMOUNT                                                     MATURITY     COUPON
--------------------------------------------------------------------------------
$3,536,000 Repurchase Agreement
           (Note 10): Purchased on
             6/30/03; maturity value
             $3,536,106 (with State
             Street Bank & Trust Co.,
             collateralized by
             $3,600,000 Federal
             Home Loan Bank
             1.75% due 6/17/05
             with a value of
             $3,609,000)
             (Cost: $3,536,000)7/01/03                      1.08%      3,536,000
                                                                    ------------

TOTAL INVESTMENTS: 97.9%
(Cost: $41,359,022)                                                   46,963,898
OTHER ASSETS LESS LIABILITIES: 2.1%                                      998,619
                                                                    ------------
NET ASSETS: 100%                                                    $ 47,962,517
                                                                    ============


--------
(a) Unless otherwise indicated, securities owned are shares of common stock.
* Fair value as determined by a valuation committee under the direction of the Board of Trustees.

GLOSSARY:

ADR - American Depositary Receipt





SUMMARY OF                                              % OF
INVESTMENTS                                              NET
BY INDUSTRY                                            ASSETS
----------------------------------------------------------------
Agriculture                                             2.0%
Energy                                                 40.7%
Industrial Metals                                      12.1%
Paper & Forest Products                                 9.2%
Precious Metals                                        20.8%
Real Estate                                             5.7%
Short-Term Obligation                                   7.4%
Other assets less liabilities                           2.1%
                                                      -----
                                                      100.0%
                                                      =====




                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)


NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 6.4%
       667,000 Adamus Resources Ltd.                              $     161,181
       220,000 Kingsgate Consolidated Ltd.                              434,165
     6,533,788 Lihir Gold Ltd.                                        5,701,547
     1,309,685 Newcrest Mining Ltd.                                   6,725,314
     2,300,000 Oxiana Resources NL                                      864,570
     1,666,666 Red Back Mining NL                                       385,969
                                                                  -------------
                                                                     14,272,746
                                                                  -------------
CANADA: 40.0%
       330,800 Agnico-Eagle Mines Ltd.                            USD 3,837,280
       850,000 Apollo Gold Corp.                                      1,763,420
       187,500 Apollo Gold Corp. Warrants
                 ($1.60, expiring 7/03/05) *                             89,334
       650,000 Aurelian Resources, Inc.                                 553,847
       650,000 Aurelian Resources, Inc. Warrants
                 (CAD 0.60 year 1, CAD 0.75 year 2, CAD 0.85
                 year 3, CAD 1.00 year 4, expiring 4/09/07)             264,883
     2,800,000 Aurizon Mines Ltd.                                     2,614,011
       750,000 Aurizon Mines Ltd. Warrants
                 (CAD 0.65, expiring 6/30/03)*                          338,976
     1,000,000 AXMIN, Inc.                                              207,461
        36,985 Barrick Gold Corp.                                 USD   662,032
       500,000 Bema Gold Corp. Warrants                                 240,803
                 (CAD 1.90, expiring 10/27/07)
     1,118,300 Central Fund of Canada Ltd.
                 (Class A)                                        USD 4,797,507
     1,800,000 Claude Resources, Inc.                                 1,547,068
     1,400,000 Cumberland Resources Ltd.                              3,008,187
       100,000 Gabriel Resources Ltd.                                   181,529
       377,500 Goldcorp, Inc. (Class A)                           USD 4,530,000
       550,000 Golden Star Resources Ltd.                             1,446,671
       901,000 Golden Star Resources Ltd.                         USD 2,378,640
       275,000 Golden Star Resources Ltd. Warrants
                 (CAD 2.28, expiring 7/23/04)*                          283,221
        83,500 Golden Star Resources Ltd. Warrants
                 ($1.50, expiring 12/11/04)*                             95,190
       250,000 Golden Star Resources Ltd. Warrants
                 ($0.70, expiring 1/02/04)                              485,000
       750,000 Great Basin Gold Ltd.                                    689,068
     1,488,200 IAMGOLD Corp.                                          7,277,531
       450,000 Ivanhoe Mines Ltd.                                     1,113,622
        25,005 Kinross Gold Corp.                                       168,411
     1,039,190 Kinross Gold Corp.                                 USD 7,014,533
       750,660 Meridian Gold, Inc.                                    8,565,305
       700,000 Minefinders Corp. Ltd.                                 4,190,716
     2,497,300 Miramar Mining Corp.                                   3,145,564
       628,000 Moydow Mines International, Inc.                         418,775
       360,000 Nevsun Resources Ltd. Warrants
                 (CAD 2.00, expiring 12/20/03) *                        437,446
     1,072,000 Northern Orion Resources, Inc.                         1,175,534
       536,000 Northern Orion Resources, Inc. Warrants
                 (CAD 2.00, expiring 5/29/08)                                 0
     1,500,000 Northgate Exploration Ltd.                             1,555,959
       166,666 Northgate Exploration Ltd. Warrants
                 (CAD 3.00, expiring 12/28/06)                           45,690
     3,000,000 Orezone Resources, Inc.                                1,055,829
       236,759 Pan American Silver Corp.                              1,655,989
       118,380 Pan American Silver Corp. Warrants
                 (CAD 12.00, expiring 2/20/08)                          286,817
       727,675 Placer Dome, Inc.                                  USD 8,928,572
       511,600 Richmont Mines, Inc.                                   1,535,198
       400,000 River Gold Mines Ltd.                                    740,933
       831,000 Thistle Mining, Inc.                                     326,329
     6,550,000 Wheaton River Minerals Ltd.                            8,250,287
     1,750,000 Wheaton River Minerals Ltd. Warrants
                 (CAD 1.65, expiring 5/30/07)                           842,811
                                                                  -------------
                                                                     88,745,979
                                                                  -------------
MEXICO: 0.4%
       550,000 Industrias Penoles S.A. de C.V.                          881,553
                                                                  -------------
NORWAY: 1.3%
     4,500,000 Kenor ASA                                              2,801,256
                                                                  -------------
SOUTH AFRICA: 19.4%
       171,449 AngloGold Ltd. (Sponsored ADR)                         5,469,223
     6,295,855 Avgold Ltd.                                            6,429,230
       725,000 Durban Roodepoort Deep Ltd.
                 (Sponsored ADR)                                      1,827,000
     1,213,162 Gold Fields Ltd. (Sponsored ADR)                      14,776,313
       978,268 Harmony Gold Mining Co. Ltd.
                 (Sponsored ADR)                                     13,177,270
        46,000 Impala Platinum Holdings Ltd.
                 (Sponsored ADR)                                      1,365,910
                                                                  -------------
                                                                     43,044,946
                                                                  -------------
SWEDEN: 0.1%
       650,000 Riddarhyttan Resources AB                                314,900
                                                                  -------------
UNITED KINGDOM: 5.6%
       700,000 Randgold Resources Ltd. (ADR)                         11,900,000
       100,000 Silver Standard Resources, Inc.                    USD   491,000
                                                                  -------------
                                                                     12,391,000
                                                                  -------------

                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2003 (UNAUDITED)

NO. OF SHARES/
PRINCIPAL AMOUNT SECURITIES (A)                                   VALUE (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES: 20.1%
        50,000   Apex Silver Mines Ltd.                           $     737,500
       400,000   Coeur d'Alene Mines Corp.                              556,000
     2,000,000   Eldorado Gold Corp.                              CAD 3,497,203
     1,605,300   Glamis Gold Ltd.                                    18,412,791
       912,400   Hecla Mining Co.                                     3,859,452
  $10,000,000    HSBC Bank USA, Gold Linked Note
                   1.00%, due 3/29/04 (b)                            11,150,000
     1,100,000   Metallica Resources, Inc.                        CAD   994,332
       100,000   Metallica Resources, Inc.                               94,000
       475,000   Metallica Resources, Inc. Warrants
                   (CAD 2.00, expiring 3/15/05)                              --
       133,808   Newmont Mining Corp.                                 4,343,408
        39,100   Royal Gold, Inc.                                       840,261
                                                                  -------------
                                                                     44,484,947
                                                                  -------------
TOTAL STOCK AND  THER INVESTMENTS: 93.3%
(Cost: $126,306,035)                                                206,937,327
                                                                  -------------
CORPORATE NOTE
SOUTH AFRICA: 1.3%
 USD 3,000,000 Durban Roodeport Deep Ltd.
                 6.00%, 11/12/03 Senior
                 Convertible Notes
                 (Cost: $3,000,000)                                   2,868,750
                                                                  -------------
TOTAL INVESTMENTS: 94.6%
(Cost: $129,306,035)                                                209,806,077
OTHER ASSETS LESS LIABILITIES: 5.4%                                  11,948,082
                                                                  -------------
NET ASSETS: 100%                                                  $ 221,754,159
                                                                  -------------


SUMMARY OF                                                                % OF
INVESTMENTS                                                               NET
BY INDUSTRY                                                              ASSETS
-----------                                                              ------
Platinum                                                                   0.6%
Precious Metals                                                           94.0%
Other assets less liabilities                                              5.4%
                                                                         ------
                                                                         100.0%
                                                                         ======

----------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Structured note (Note 1)
* Fair value as determined by a valuation committee under the direction of the Board of Trustees.

GLOSSARY:
ADR - American Depositary Receipt


                        See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)

                     ANNUALIZED YIELD
                        AT TIME OF
 PRINCIPAL              PURCHASE OR          MATURITY                   VALUE
 AMOUNT                 COUPON RATE            DATE                    (NOTE 1)
--------------------------------------------------------------------------------
U.S. TREASURY BILLS: 100.3%
$ 10,000,000                 0.75%            7/10/03               $ 9,998,125
  20,000,000                 0.70             7/24/03                19,991,055
  10,000,000                 0.87             7/24/03                 9,994,442
                                                                    -----------

TOTAL U.S. TREASURY BILLS: 100.3%
(Amortized Cost: $39,983,622)                                        39,983,622
                                                                    -----------

PRINCIPAL                             INTEREST  MATURITY
AMOUNT                                  RATE      DATE
---------------------------------------------------------

SHORT-TERM OBLIGATION: 19.6%
$7,830,000 Repurchase Agreement
           (Note 10): Purchased on
             6/30/03; maturity value
             $7,830,235 (with State
             Street Bank and Trust
             Co., collateralized by
             $7,790,000 U.S.
             Treasury Note 3.375%
             due 4/30/04 with a
             value of $7,986,939)
             (Cost: $7,830,000)        1.08%     7/01/03              7,830,000
                                                                    -----------
TOTAL INVESTMENTS: 119.9%
(Cost: $47,813,622)                                                  47,813,622
OTHER ASSETS LESS LIABILITIES:(19.9)%                                (7,940,399)
                                                                    -----------
NET ASSETS: 100%                                                    $39,873,223
                                                                    ===========


                        See Notes to Financial Statements

                      This page intentionally left blank.

VAN ECK FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003 (unaudited)

                                                                                             ASIA DYNASTY         EMERGING
                                                                                                 FUND           MARKETS FUND
                                                                                             ------------       ------------
ASSETS:
Investments at cost ......................................................................   $ 10,151,760       $  9,088,753
                                                                                             ============       ============
Investments at value (including repurchase agreements of $0, $0, $3,536,000, $0 and
  $7,830,000) (Note 1) ...................................................................   $ 11,849,523       $ 10,581,630
Cash .....................................................................................        255,115            420,105
Foreign currency (Cost: $18,798, $28,972, $360, $0 and $0) ...............................         18,751             28,989
Cash--initial margin (Note 11) ...........................................................             --                 --
Receivables:
  Securities sold ........................................................................             --                 --
  Due from Adviser .......................................................................             --             29,779
  Dividends and interest .................................................................          6,817             27,728
  Capital shares sold ....................................................................             --              5,852
  Due from broker (Note 11) ..............................................................             --                 --
Other assets .............................................................................             --              3,795
                                                                                             ------------       ------------
    Total assets .........................................................................     12,130,206         11,097,878
                                                                                             ------------       ------------
LIABILITIES:
Payables:
  Bank line of credit (Note 13) ..........................................................             --                 --
  Dividends payable ......................................................................             --                 --
  Capital shares redeemed ................................................................        142,449             14,513
  Accounts payable .......................................................................         69,696             33,064
Due to Trustees (Note 8) .................................................................            756              1,623
Due to Distributor (Note 5) ..............................................................          8,628              4,428
Due to Adviser (Note 2) ..................................................................         12,380                 --
                                                                                             ------------       ------------
    Total liabilities ....................................................................        233,909             53,628
                                                                                             ------------       ------------
Net Assets ...............................................................................   $ 11,896,297         11,044,250
                                                                                             ============       ============
CLASS A SHARES+:
Net assets ...............................................................................   $ 10,054,959       $ 11,044,250
                                                                                             ============       ============
Shares outstanding .......................................................................      1,551,595          1,871,631
                                                                                             ============       ============
Net asset value and redemption price per share ...........................................          $6.48              $5.90
                                                                                             ============       ============
Maximum offering price per share .........................................................          $6.88              $6.26
                                                                                             ============       ============
CLASS B SHARES:
Net assets ...............................................................................   $  1,841,338                 --
                                                                                             ============       ============
Shares outstanding .......................................................................        307,078                 --
                                                                                             ============       ============
Net asset value, maximum offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the
  first six years of ownership) ..........................................................          $6.00                 --
                                                                                             ============       ============
CLASS C SHARES:
Net assets ...............................................................................             --                 --
                                                                                             ============       ============
Shares outstanding .......................................................................             --                 --
                                                                                             ============       ============
Net asset value, maximum offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the
  first year of ownership) ...............................................................             --                 --
                                                                                             ============       ============
Net assets consist of:
  Aggregate paid in capital ..............................................................   $ 16,874,338       $ 15,314,703
  Unrealized appreciation of investments, swaps, foreign currency, forward foreign
    currency contracts, and other assets and liabilities denominated in foreign currencies      1,684,101          1,488,239
  Overdistributed/underdistributed net investment income (loss) ..........................       (107,327)           (33,631)
  Accumulated realized loss ..............................................................     (6,554,815)        (5,725,061)
                                                                                             ------------       ------------
Net Assets ...............................................................................   $ 11,896,297       $ 11,044,250
                                                                                             ============       ============

---------------
+ The U.S. Government Money Fund does not have a designated class of shares.

                        See Notes to Financial Statements

     GLOBAL HARD ASSETS         INTERNATIONAL INVESTORS       U.S. GOVERNMENT
            FUND                       GOLD FUND                MONEY FUND
     ------------------         -----------------------       ---------------

        $ 41,359,022                 $129,306,035               $47,813,622
        ============                 ============               ===========

        $ 46,963,898                 $209,806,077               $47,813,622
               2,308                           --                     3,077
                 360                           --                        --
              38,990                           --                        --

             729,153                   10,968,104                        --
                  --                           --                    11,061
              89,927                      141,232                       235
              31,678                   10,831,885                    27,716
             221,977                           --                        --
              12,963                           --                     7,700
        ------------                 ------------               -----------
          48,091,254                  231,747,298                47,863,411
        ------------                 ------------               -----------

                  --                    8,012,004                        --
                  --                    1,509,507                        77
              17,016                       95,495                 7,942,997
              22,517                      108,965                    31,271
               8,980                       11,203                        --
              28,680                       45,133                    15,843
              51,544                      210,832                        --
        ------------                 ------------               -----------
             128,737                    9,993,139                 7,990,188
        ------------                 ------------               -----------
        $ 47,962,517                 $221,754,159               $39,873,223
        ============                 ============               ===========

        $ 42,728,136                 $221,754,159               $39,873,223
        ============                 ============               ===========
           3,168,786                   28,847,776                39,953,963
        ============                 ============               ===========
              $13.48                        $7.69                     $1.00
        ============                 ============               ===========
              $14.30                        $8.16                        --
        ============                 ============               ===========

        $  2,883,268                           --                        --
        ============                 ============               ===========
             219,715                           --                        --
        ============                 ============               ===========


              $13.12                           --                        --
        ============                 ============               ===========

        $  2,351,113                           --                        --
        ============                 ============               ===========
             178,637                           --                        --
        ============                 ============               ===========


              $13.16                           --                        --
        ============                 ============               ===========

        $ 84,927,408                 $168,898,092               $39,961,045

           5,827,708                   80,500,160                        --
            (207,697)                  (1,261,205)                  (14,817)
         (42,584,902)                 (26,382,888)                  (73,005)
        ------------                 ------------               -----------
        $ 47,962,517                 $221,754,159               $39,873,223
        ============                 ============               ===========


                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003 (unaudited)

                                                                                                    ASIA DYNASTY      EMERGING
                                                                                                         FUND       MARKETS FUND
                                                                                                    ------------    ------------
INCOME:
Dividends ........................................................................................   $   160,832    $   141,256
Interest .........................................................................................         1,298            758
Foreign taxes withheld ...........................................................................       (18,110)       (12,485)
                                                                                                     -----------    -----------
Total income .....................................................................................       144,020        129,529
                                                                                                     -----------    -----------
EXPENSES:
Management (Note 2) ..............................................................................        40,849         35,947
Distribution Class A (Note 5) ....................................................................         8,577         23,965
Distribution Class B (Note 5) ....................................................................        22,944             --
Distribution Class C (Note 5) ....................................................................            --             --
Administration (Note 2) ..........................................................................        20,524         19,603
Reports to shareholders ..........................................................................         7,272         34,313
Trustees' fees and expenses (Note 8) .............................................................         3,620          1,908
Transfer agent (Class A) .........................................................................        44,888         33,784
Transfer agent (Class B) .........................................................................        11,222             --
Transfer agent (Class C) .........................................................................            --             --
Custodian ........................................................................................        18,735         16,273
Registration .....................................................................................        16,109          3,238
Professional .....................................................................................        27,556         38,315
Interest expense (Note 14) .......................................................................            --            176
Other ............................................................................................         4,525          1,441
                                                                                                     -----------    -----------
Total expenses ...................................................................................       226,821        208,963
Expense reduction (Note 2) .......................................................................            --       (112,846)
                                                                                                     -----------    -----------
Net expenses .....................................................................................       226,821         96,117
                                                                                                     -----------    -----------
Net investment income (loss) .....................................................................       (82,801)        33,412
                                                                                                     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from investments (Asia Dynasty Fund is shown net of foreign taxes of $13,985)       106,127        207,197
Realized gain (loss) from forward foreign currency contracts and foreign currency transactions ...        (6,675)       (30,774)
Realized loss from swaps .........................................................................            --             --
Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency
  contracts and other assets and liabilities denominated in foreign currencies ...................          (355)        10,853
Change in unrealized appreciation (depreciation) of investments and swaps (Asia Dynasty Fund and
  Emerging Markets Fund are shown net of foreign taxes of $9,505 and $2,334, respectively) .......     1,443,688      1,785,624
                                                                                                     -----------    -----------
Net gain (loss) on investments and foreign currency transactions .................................     1,542,785      1,972,900
                                                                                                     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................   $ 1,459,984    $ 2,006,312
                                                                                                     ===========    ===========


                        See Notes to Financial Statements

         GLOBAL HARD ASSETS       INTERNATIONAL INVESTORS        U.S. GOVERNMENT
                FUND                     GOLD FUND                 MONEY FUND
         ------------------       -----------------------        ---------------

            $   447,248                $    828,600                $        --
                 45,589                     206,580                    205,862
                (20,990)                    (23,629)                        --
            -----------                ------------                -----------
                471,847                   1,011,551                    205,862
            -----------                ------------                -----------

                231,305                     777,939                     92,364
                103,165                     259,313                     46,182
                 14,040                          --                         --
                 10,936                          --                         --
                 29,321                     351,383                     33,867
                 29,893                      91,101                     19,729
                  6,516                      34,254                      5,725
                 90,500                     404,578                     39,310
                 14,480                          --                         --
                 14,480                          --                         --
                  5,822                      22,920                      1,817
                 23,471                      22,000                      5,958
                 23,972                      48,281                     26,019
                    316                      27,185                          7
                  4,622                      16,480                      3,801
            -----------                ------------                -----------
                602,839                   2,055,434                    274,779
                     --                          --                    (90,916)
            -----------                ------------                -----------
                602,839                   2,055,434                    183,863
            -----------                ------------                -----------
               (130,992)                 (1,043,883)                    21,999
            -----------                ------------                -----------

             (1,273,272)                 (3,046,213)                    (1,289)
                  8,832                    (128,490)                        --
                     --                          --                         --

                  5,644                         267                         --

              3,981,859                  (8,295,452)                        --
            -----------                ------------                -----------
              2,723,063                 (11,469,888)                    (1,289)
            -----------                ------------                -----------
            $ 2,592,071                $(12,513,771)               $    20,710
            ===========                ============                ===========


                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          ASIA DYNASTY                  EMERGING MARKETS
                                                                              FUND                            FUND
                                                                  -----------------------------  ------------------------------
                                                                   SIX MONTHS                      SIX MONTHS
                                                                      ENDED         YEAR ENDED        ENDED         YEAR ENDED
                                                                  JUNE 30, 2003    DECEMBER 31,   JUNE 30, 2003    DECEMBER 31,
                                                                   (UNAUDITED)         2002         (UNAUDITED)        2002
                                                                  -------------    ------------   -------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) .................................   $    (82,801)   $   (306,775)   $     33,412    $    (45,048)
  Realized gain (loss) from investments ........................        106,127         410,780         207,197      (2,978,260)
  Realized gain (loss) from swaps ..............................             --              --              --              --
  Realized gain (loss) from forward foreign currency
    contracts and foreign currency transactions ................         (6,675)        (35,440)        (30,774)          8,098
  Change in unrealized appreciation (depreciation) of
  foreigncurrency, forward foreign currency contracts
  and other assetsand liabilities denominated in
  foreign currencies ...........................................           (355)         (3,182)         10,853         (72,016)
  Change in unrealized appreciation (depreciation) of
    investments and swaps ......................................      1,443,688      (1,787,096)      1,785,624        (490,486)
                                                                   ------------    ------------    ------------    ------------
  Increase (decrease) in net assets resulting from operations ..      1,459,984      (1,721,713)      2,006,312      (3,577,712)
                                                                   ------------    ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income+:
    Class A Shares .............................................             --              --              --              --
    Class B Shares .............................................             --              --              --              --
    Class C Shares .............................................             --              --              --              --
  Realized gain:
    Class A Shares .............................................             --              --              --              --
    Class B Shares .............................................             --              --              --              --
    Class C Shares .............................................             --              --              --              --
                                                                   ------------    ------------    ------------    ------------
  Total dividends and distributions ............................             --              --              --              --
                                                                   ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales of shares+:
    Class A Shares .............................................      4,368,156      13,533,559       1,344,736       2,496,514
    Class B Shares .............................................         38,016         159,459              --          10,184
    Class C Shares .............................................             --              --              --              --
                                                                   ------------    ------------    ------------    ------------
                                                                      4,406,172      13,693,018       1,344,736       2,506,698
                                                                   ------------    ------------    ------------    ------------
  Reinvestment of dividends+:
    Class A Shares .............................................             --              --              --              --
    Class B Shares .............................................             --              --              --              --
    Class C Shares .............................................             --              --              --              --
                                                                   ------------    ------------    ------------    ------------
                                                                             --              --              --              --
                                                                   ------------    ------------    ------------    ------------
  Cost of shares reacquired+:
    Class A Shares .............................................     (4,645,615)    (14,871,589)     (1,884,367)     (2,835,030)
    Class B Shares .............................................       (208,671)     (2,092,579)             --      (1,958,489)
    Class C Shares .............................................             --              --              --              --
                                                                   ------------    ------------    ------------    ------------
                                                                     (4,854,286)    (16,964,168)     (1,884,367)     (4,793,519)
                                                                   ------------    ------------    ------------    ------------
Increase (decrease) in net assets resulting from capital
    share transactions .........................................       (448,114)     (3,271,150)       (539,631)     (2,286,821)
                                                                   ------------    ------------    ------------    ------------
Total increase (decrease) in net assets ........................      1,011,870      (4,992,863)      1,466,681      (5,864,533)
NET ASSETS:

Beginning of period ............................................     10,884,427      15,877,290       9,577,570      15,442,103
                                                                   ------------    ------------    ------------    ------------
End of period ..................................................   $ 11,896,297    $ 10,884,427    $ 11,044,251    $  9,577,570
                                                                   ============    ============    ============    ============
Undistributed/Overdistributed net investment income (loss) .....   $   (107,327)   $    (17,851)   $    (33,631)   $    (36,269)
                                                                   ============    ============    ============    ============

---------------
 + The U.S.  Government  Money Fund does not have a designated class of shares;
   as a result, all activity is shown on the Class A shares line.

                        See Notes to Financial Statements

              GLOBAL HARD ASSETS                    INTERNATIONAL INVESTORS GOLD                 U.S. GOVERNMENT MONEY
                     FUND                                      FUND                                       FUND
      ---------------------------------          ----------------------------------        -----------------------------------
        SIX MONTHS                                SIX MONTHS                                 SIX MONTHS
           ENDED           YEAR ENDED                ENDED           YEAR ENDED                 ENDED            YEAR ENDED
       JUNE 30, 2003      DECEMBER 31,           JUNE 30, 2003      DECEMBER 31,            JUNE 30, 2003       DECEMBER 31,
        (UNAUDITED)           2002                (UNAUDITED)           2002                 (UNAUDITED)            2002
      --------------     --------------          --------------    ----------------         --------------    ----------------


      $    (130,992)     $    (192,475)          $  (1,043,883)    $      (258,683)         $      21,999     $       184,666
         (1,273,272)         3,249,938              (3,046,213)         30,378,490                 (1,289)             (1,210)
                 --            (70,000)                     --                  --                     --                  --

              8,832            (32,724)               (128,490)             27,440                     --                  --


              5,644             (7,465)                    267              (2,489)                    --                  --

          3,981,859             62,687              (8,295,452)         83,493,691                     --                  --
      -------------      -------------           -------------     ---------------          -------------     ---------------
          2,592,071          3,009,961             (12,513,771)        113,638,449                 20,710             183,456
      -------------      -------------           -------------     ---------------          -------------     ---------------


                 --                 --                      --                  --                 (9,366)           (212,116)
                 --                 --                      --                  --                     --                  --
                 --                 --                      --                  --                     --                  --

                 --                 --              (5,961,389)        (39,278,397)                    --                  --
                 --                 --                      --                  --                     --                  --
                 --                 --                      --                  --                     --                  --
      -------------      -------------           -------------     ---------------          -------------     ---------------
                 --                 --              (5,961,389)        (39,278,397)                (9,366)           (212,116)
      -------------      -------------           -------------     ---------------          -------------     ---------------


        108,823,360        111,030,410             635,211,744       1,963,773,861            692,198,946       2,085,538,597
            259,730            818,291                      --                  --                     --                  --
            282,385            856,093                      --                  --                     --                  --
      -------------      -------------           -------------     ---------------          -------------     ---------------
        109,365,475        112,704,794             635,211,744       1,963,773,861            692,198,946       2,085,538,597
      -------------      -------------           -------------     ---------------          -------------     ---------------

                 --                 --               4,451,882          29,803,403                  5,236             106,547
                 --                 --                      --                  --                     --                  --
                 --                 --                      --                  --                     --                  --
      -------------      -------------           -------------     ---------------          -------------     ---------------
                 --                 --               4,451,882          29,803,403                  5,236             106,547
      -------------      -------------           -------------     ---------------          -------------     ---------------

       (107,558,446)      (123,984,676)           (603,902,078)     (1,985,237,044)          (699,853,367)     (2,084,174,651)
           (375,709)          (746,067)                     --                  --                     --                  --
           (232,132)          (791,364)                     --                  --                     --                  --
      -------------      -------------           -------------     ---------------          -------------     ---------------
       (108,166,287)      (125,522,107)           (603,902,078)     (1,985,237,044)          (699,853,367)     (2,084,174,651)
      -------------      -------------           -------------     ---------------          -------------     ---------------

          1,199,188        (12,817,313)             35,761,548           8,340,220             (7,649,185)          1,470,493
      -------------      -------------           -------------     ---------------          -------------     ---------------
          3,791,259         (9,807,352)             17,286,388          82,700,272             (7,637,841)          1,441,833

         44,171,258         53,978,610             204,467,771         121,767,499             47,511,064          46,069,231
      -------------      -------------           -------------     ---------------          -------------     ---------------
      $  47,962,517      $  44,171,258           $ 221,754,159     $   204,467,771          $  39,873,223     $    47,511,064
      =============      =============           =============     ===============          =============     ===============
      $    (207,697)     $     (85,537)          $  (1,261,205)    $       (88,832)         $     (14,817)    $       (27,450)
      =============      =============           =============     ===============          =============     ===============


                        See Notes to Financial Statements

ASIA DYNASTY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                 CLASS A
                                                            ------------------------------------------------
                                             SIX MONTHS
                                                ENDED                YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2003   ------------------------------------------------
                                             (UNAUDITED)      2002      2001       2000      1999       1998
                                            -------------   --------   ------     ------    ------     ------
Net Asset Value, Beginning of Period ......    $ 5.73        $ 6.59    $ 6.97     $14.60    $ 7.80     $ 7.82
Income from Investment Operations:
  Net Investment Loss .....................     (0.04)        (0.14)    (0.11)     (0.18)    (0.11)(c)  (0.01)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ........      0.79         (0.72)    (0.27)     (6.77)     9.35      (0.01)
                                               ------        ------    ------     ------    ------     ------
Total from Investment Operations ..........      0.75         (0.86)    (0.38)     (6.95)     9.24      (0.02)
                                               ------        ------    ------     ------    ------     ------
Less Distributions:
  Distributions from Capital Gains ........        --            --        --      (0.68)    (2.44)        --
  Tax Return of Capital ...................        --            --        --         --        --         --
                                               ------        ------    ------     ------    ------     ------
Total Distributions .......................        --            --        --      (0.68)    (2.44)        --
                                               ------        ------    ------     ------    ------     ------
Net Asset Value, End of Period ............    $ 6.48        $ 5.73    $ 6.59     $ 6.97    $14.60     $ 7.80
                                               ======        ======    ======     ======    ======     ======
Total Return (a) ..........................     13.09%       (13.05)%   (5.45)%    47.60)%  118.46%     (0.26)%

---------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...........   $10,055        $9,079   $11,843    $14,062   $31,385    $10,685
Ratio of Gross Expenses
  to Average Net Assets ...................      4.03%(e)      3.39%     3.23%      2.63%      2.82%     3.13%
Ratio of Net Expenses
  to Average Net Assets ...................      4.03%(d)(e)   3.36%(d)  3.19%(d)   2.50%(d)  2.82%      2.43%(b)
Ratio of Net Investment Loss to
  Average Net Assets ......................     (1.39)%(e)    (1.93)%   (1.50)%    (1.49)%   (1.03)%    (0.09)%
Portfolio Turnover Rate ...................        49%          104%      106%       114%      172%       122%

                                     CLASS B
                 -----------------------------------------------
 SIX MONTHS
    ENDED                   YEAR ENDED DECEMBER 31,
JUNE 30, 2003    -----------------------------------------------
 (UNAUDITED)      2002       2001      2000      1999      1998
-------------    ------     ------    ------    ------    ------
    $ 5.32       $ 6.18     $ 6.55    $13.90    $ 7.54    $ 7.63

     (0.06)       (0.25)     (0.14)    (0.23)    (0.24)(c) (0.07)

      0.74        (0.61)     (0.23)    (6.44)     9.04     (0.02)
    ------       ------     ------    ------    ------    ------
      0.68        (0.86)     (0.37)    (6.67)     8.80     (0.09)
    ------       ------     ------    ------    ------    ------

        --           --         --     (0.68)    (2.44)       --
        --           --         --        --        --        --
    ------       ------     ------    ------    ------    ------
        --           --         --     (0.68)    (2.44)       --
    ------       ------     ------    ------    ------    ------
    $ 6.00       $ 5.32     $ 6.18    $ 6.55    $13.90    $ 7.54
    ======       ======     ======    ======    ======    ======
     12.78%      (13.92)%    (5.65)%  (47.99)%  116.71%    (1.18)%

----------------------------------------------------------------


    $1,841       $1,805     $4,034    $6,406   $12,019    $4,942

      4.87%(e)     4.18%     3.53%      3.31%     3.89%     3.83%

      4.87%(d)(e)  4.15%(d)  3.49%(d)   3.18%(d)  3.89%     3.14%(b)

     (2.25)%(e)   (2.73)%    (1.79)%   (2.15)%   (2.21)%   (0.79)%
        49%         104%       106%      114%      172%      122%

------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b) After expenses reduced by a custodian fee arrangement and/or directed brokerage arrangement.
(c) Based on average shares outstanding.
(d) Net of interest expense.
(e) Annualized.

                        See Notes to Financial Statements

EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                        CLASS A
                                                           ----------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2003    ----------------------------------------------------------------
                                           (UNAUDITED)       2002          2001         2000         1999           1998
                                          -------------    ---------     ---------    ---------    ---------      ---------
Net Asset Value, Beginning of Period .....   $ 4.85        $ 6.47         $ 8.98      $ 13.49       $ 10.78        $ 10.38
Income from Investment Operations:
  Net Investment Income (Loss) ...........     0.02         (0.02)         (0.09)       (0.16)        (0.06)          0.02
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) .......     1.03         (1.60)         (2.37)       (2.73)         3.59           2.07
                                             ------        ------         ------       ------        ------         ------
Total from Investment Operations .........     1.05         (1.62)         (2.46)       (2.89)         3.53           2.09
                                             ------        ------         ------       ------        ------         ------
Less Dividends and Distributions:
  Dividends from Net Investment Income ...       --            --             --(e)        --(e)         --             --
  Distribution from Capital Gains ........       --            --          (0.05)       (1.62)        (0.82)         (1.61)
  Tax Return of Capital ..................       --            --             --           --            --          (0.08)
                                             ------        ------         ------       ------        ------         ------
Total Dividends and Distributions ........       --            --          (0.05)       (1.62)        (0.82)         (1.69)
                                             ------        ------         ------       ------        ------         ------
Net Asset Value, End of Period ...........   $ 5.90        $ 4.85         $ 6.47       $ 8.98       $ 13.49        $ 10.78
                                             ======        ======         ======       ======        ======         ======
Total Return (a) .........................    21.65%       (25.04)%      (27.32)%     (21.88)%       32.83%         20.65%

--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ..........  $11,044        $9,578        $13,032      $23,990       $33,070        $27,461
Ratio of Gross Expenses
  to Average Net Assets ..................     4.36%(f)      2.91%          2.45%        2.15%         2.20%          2.32%
Ratio of Net Expenses to
  Average Net Assets (b) .................     2.00%(c)(f)   2.00%(c)       2.00%(c)     2.00%(c)      2.00%          2.00%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ...........     0.70%(d)(f)  (0.30)%(d)     (0.95)%(d)   (1.35)%(d)    (0.48)%(d)      0.85%
Portfolio Turnover Rate ..................       50%          120%            56%          98%           86%            88%

---------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c) Net of interest expense.

(d) For the six months ended June 30, 2003 and the years ended 2002, 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the periods, for Class A are 2.36%, 0.90%, 0.42%, 0.12% and 0.20%, respectively.

(e) Amount represents less than $0.005 per share.

(f) Annualized.

                        See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                  CLASS A
                                ---------------------------------------------------------------
                                  SIX MONTHS
                                    ENDED                  YEAR ENDED DECEMBER 31,
                                JUNE 30, 2003 -------------------------------------------------
                                 (UNAUDITED)   2002        2001       2000      1999       1998
                                ------------  ------      ------     ------    ------     ------
Net Asset Value,
  Beginning of Period ..........    $12.77     $11.96     $13.08     $12.01    $10.34     $15.50
Income from Investment
  Operations:
  Net Investment
    Income (Loss) ..............     (0.03)     (0.05)     (0.03)      0.08      0.07       0.10
  Net Gain (Loss) on
    Investments (both Realized
    and Unrealized) ............      0.74       0.86      (1.09)      0.99      1.65      (5.09)
                                    ------     ------     ------     ------    ------     ------
Total from Investment
  Operations ...................      0.71       0.81      (1.12)      1.07      1.72      (4.99)
                                    ------     ------     ------     ------    ------     ------
Less Dividends and
  Distributions:
Dividends from Net
  Investment Income ............        --         --         --         --     (0.01)     (0.15)
  Net Distributions from
    Capital Gains ..............        --         --         --         --        --      (0.02)
  Tax Return of Capital ........        --         --         --         --     (0.04)        --
                                    ------     ------     ------     ------    ------     ------
Total Dividends and
  Distributions ................        --         --         --         --     (0.05)     (0.17)
                                    ------     ------     ------     ------    ------     ------
Net Asset Value,
  End of Period ................    $13.48     $12.77     $11.96     $13.08    $12.01     $10.34
                                    ======     ======     ======     ======    ======     ======
Total Return (a) ...............      5.56%      6.77%     (8.56)%     8.91%    16.64%      4.96%

-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets,
  End of Period (000) ..........   $42,728    $39,106    $49,244    $13,581   $17,757    $22,969
Ratio of Gross Expenses to
  Average Net Assets ...........      2.47%(e)   2.64%      2.76%      2.52%     2.89%      2.11%
Ratio of Net Expenses
  to Average Net
  Assets (d) ...................      2.47%(e)   2.61%      2.58%(b)   2.00%(b)  2.00%(b)   2.00%(b)
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets ...........    (0.44)%(e)  (0.31)%   (0.51)%(c)   0.49%(c)  0.49%(c)   0.58%
Portfolio Turnover Rate ........        14%       177%       265%        92%      195%       168%



                                    CLASS B                                                          CLASS C
-------------------------------------------------------------- --------------------------------------------------------------------
 SIX MONTHS                                                      SIX MONTHS
    ENDED                  YEAR ENDED DECEMBER 31,                  ENDED                     YEAR ENDED DECEMBER 31,
JUNE 30, 2003 ------------------------------------------------ JUNE 30, 2003   ---------------------------------------------------
 (UNAUDITED)   2002      2001       2000      1999       1998    (UNAUDITED)    2002      2001       2000        1999      1998
------------  ------    ------     ------    ------     ------   -----------   ------    ------     ------      ------    ------

  $12.50     $11.80     $12.98     $12.00     $10.37     $15.60     $12.55     $11.87    $13.01     $12.04      $10.40    $15.64



   (0.10)     (0.14)     (0.16)     (0.02)     (0.03)      0.01      (0.11)     (0.19)    (0.14)     (0.02)      (0.03)     0.01


    0.72       0.84      (1.02)      1.00       1.66      (5.08)      0.72       0.87     (1.00)      0.99        1.67     (5.09)
  ------     ------     ------     ------     ------     ------     ------     ------    ------     ------      ------    ------

    0.62       0.70      (1.18)      0.98       1.63      (5.07)      0.61       0.68     (1.14)      0.97        1.64     (5.08)
  ------     ------     ------     ------     ------     ------     ------     ------    ------     ------      ------    ------



      --         --         --         --         --      (0.14)        --         --        --         --          --     (0.14)

      --         --         --         --         --      (0.02)        --         --        --         --          --     (0.02)
      --         --         --         --         --         --         --         --        --         --          --        --
  ------     ------     ------     ------     ------     ------     ------     ------    ------     ------      ------    ------

      --         --         --         --         --      (0.16)        --         --        --         --          --     (0.16)
  ------     ------     ------     ------     ------     ------     ------     ------    ------     ------      ------    ------

  $13.12     $12.50     $11.80     $12.98     $12.00     $10.37     $13.16     $12.55    $11.87     $13.01      $12.04    $10.40
  ======     ======     ======     ======     ======     ======     ======     ======    ======     ======      ======    ======
    4.96%      5.93%     (9.09)%     8.17%     15.72%    (32.55)%     4.86%      5.73%     (8.83)%    8.06%     15.77%    (32.55)%

-----------------------------------------------------------------------------------------------------------------------------------



  $2,883     $2,864     $2,669     $3,438     $5,029     $5,580     $2,351     $2,202    $2,066     $2,697      $3,223    $4,011

    3.57%(e)   3.55%      3.32%      3.35%      3.79%      2.81%      3.87%(e)   3.72%     3.20%      3.82%       4.15%     3.00%


    3.57%(e)   3.52%      3.08%(b)   2.75%(b)   2.71%(b)   2.50%(b)   3.87%(e)   3.70%     3.08%(b)   2.75%(b)    2.71%(b)  2.50%(b)


  (1.49)%(e)  (1.17)%    (1.01)%(c) (0.23)%(c) (0.23)%(c)  0.12%     (1.79)%(e) (1.36)%   (0.73)%(c) (0.23)%(c)  (0.22)%(c) 0.11%
      14%       177%       265%        92%       195%       168%        14%       177%      265%        92%        195%      168%


------------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c) For the years ended 2001, 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class A are 0.08%, 0.43% and 0.84%, respectively; Class B 0.12%, 0.51% and 1.03%, respectively; and Class C 0.00%, 0.98% and 1.39%, respectively.

(d) Net of interest expense.

(e) Annualized.

                        See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                        CLASS A
                                          ---------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2003    ----------------------------------------------------------------
                                           (UNAUDITED)       2002          2001         2000         1999           1998
                                          -------------    ---------     ---------    ---------    ---------      ---------
Net Asset Value, Beginning of Period ....     $8.30         $5.36          $4.45        $5.73        $6.59          $7.54
Income from Investment Operations:
  Net Investment Income (Loss) ..........     (0.04)        (0.01)          0.01         0.00(d)      0.03           0.06
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ......     (0.35)         4.86           0.91        (1.27)       (0.84)         (0.95)
                                              -----        ------         ------       ------       ------         ------
Total from Investment Operations ........     (0.39)         4.85           0.92        (1.27)       (0.81)         (0.89)
                                              -----        ------         ------       ------       ------         ------
Less Dividends and Distributions:
  Dividends from Net Investment Income ..        --            --          (0.01)          --        (0.05)         (0.06)
  Distributions from Capital Gains ......     (0.22)        (1.91)            --           --           --             --
  Tax Return of Capital .................        --            --             --        (0.01)          --             --
                                              -----        ------         ------       ------       ------         ------
Total Dividends and Distributions .......     (0.22)        (1.91)         (0.01)       (0.01)       (0.05)         (0.06)
                                              -----        ------         ------       ------       ------         ------
Net Asset Value, End of Period ..........     $7.69         $8.30          $5.36        $4.45        $5.73          $6.59
                                              =====        ======         ======       ======       ======         ======
Total Return (a) ........................     (4.70)%       90.48%         20.74%      (22.18)%     (12.37)%       (11.87)%

----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .........  $221,754      $204,468       $121,767     $116,513     $169,045       $238,639
Ratio of Gross Expenses to
  Average Net Assets ....................      1.98%(e)      2.02%          2.25%        2.30%        2.09%          1.78%
Ratio of Net Expenses to
  Average Net Assets ....................      1.96%(b)(e)   1.96%(b)       2.17%(b)     2.17%(b)     2.08%(b)       1.76%
Ratio of Net Investment
  Income to Average Net Assets ..........     (1.01)%(e)    (0.14)%         0.09%(c)     0.08%(c)     0.46%(c)       0.99%
Portfolio Turnover Rate .................       214%          720%           109%          65%          95%            87%

----------------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) Net of interest expense.

(c) For the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee or directed brokerage arrangement, for each of the years, are 0.00%, 0.02% and 0.01%, respectively.

(d) Amount represents less than $0.01 per share.

(e) Annualized.

                        See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                        CLASS A
                                          ---------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2003    ----------------------------------------------------------------
                                           (UNAUDITED)       2002          2001         2000         1999           1998
                                          -------------    ---------     ---------    ---------    ---------      ---------
Net Asset Value, Beginning of Period ....     $1.00         $1.00          $1.00        $1.00        $1.00          $1.00
                                              -----         -----          -----        -----        -----          -----
Income from Investment Operations:
  Net Investment Income .................      0.00(d)       0.00(d)        0.02         0.05         0.03           0.04
Less Dividends to Shareholders:
  Dividends from Net Investment Income ..      0.00(d)       0.00(d)       (0.02)       (0.05)       (0.03)         (0.04)
                                              -----         -----          -----        -----        -----          -----
Net Asset Value, End of Period ..........     $1.00         $1.00          $1.00        $1.00        $1.00          $1.00
                                              =====         =====          =====        =====        =====          =====
Total Return (a) ........................      0.12%         0.43%          2.21%        4.77%        3.43%          3.88%

---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .........   $39,873       $47,511        $46,069      $73,797      $97,443        $47,222
Ratio of Gross Expenses to
  Average Net Assets ....................      1.49%(e)      1.35%          1.23%        1.10%        1.15%          1.20%
Ratio of Net Expenses to Average
  Net Assets ............................      1.00%(b)(e)   1.15%(b)       1.21%(b)       --           --             --
Ratio of Net Investment Income to
  Average Net Assets ....................      0.12%(c)(e)   0.46%(c)       2.71%(c)     4.80%        3.68%          3.89%

---------------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by an Advisory fee waiver arrangement.

(c) Net effect of expense reimbursement by Adviser to average net assets for the periods ended June 30, 2003, December 31, 2002 and December 31, 2001 were 0.49%, 0.20% and 0.02%, respectively.

(d) Amount represents less than $0.01 per share.

(e) Annualized.

                        See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. The Trust operates as a series fund currently comprised of five portfolios: Asia Dynasty Fund, Emerging Markets Fund (formerly Global Leaders Fund), Global Hard Assets Fund, International Investors Gold Fund and U.S. Government Money Fund collectively (the "Funds"). Effective on December 18, 2002, the Board of Trustees approved a change in the investment strategy of the Global Leaders Fund, and renamed the fund the Emerging Markets Fund. Asia Dynasty Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended. Emerging Markets Fund, Global Hard Assets Fund, and International Investors Gold Fund are classified as non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if Asia Dynasty Fund, Emerging Markets Fund and International Investors Gold Fund determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Valuation Committee under the direction of the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Short-term obligations are valued at amortized cost, which, with accrued interest, approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and foreign markets.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation or depreciation attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Interest income is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

     For the Emerging Markets Fund, Global Hard Assets Fund, and Asia Dynasty Fund, income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

E.   DISTRIBUTIONS   TO   SHAREHOLDERS--Dividends   to  shareholders   from  net
     investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with accounting principles generally accepted in the United States.

F. OPTION CONTRACTS--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

     The Funds (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unantici-

VAN ECK FUNDS

--------------------------------------------------------------------------------

     pated movements in the underlying currencies. At June 30, 2003 there were no written options outstanding.

G. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. The Global Hard Assets Fund did not have any short sales at June 30, 2003.

     Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed.

H. FUTURES--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. At June 30, 2003 there were no futures outstanding.

I. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

     Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 2003, the following structured notes were outstanding:

                                                         PERCENT OF
                                                         NET ASSETS
                                         VALUE        AT JUNE 30, 2003
                                      -----------     ----------------
INTERNATIONAL INVESTORS GOLD FUND

HSBC Bank USA Gold Linked Note,
  1.00% Due 3/29/04                   $11,150,000           5.0%

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services for each of the Funds. The Asia Dynasty Fund and Emerging Markets Fund each pay the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1% of average daily net assets. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75 of 1% of the first $500 million of average daily net assets of the Fund, 0.65 of 1% of the next $250 million of average daily net assets and 0.50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of
0.50 of 1% of the first $500 million of average daily net assets, 0.40 of 1% of the next $250 million of average daily net assets and 0.375 of 1% of average daily net assets in excess of $750 million.

In accordance with the advisory agreement, the Funds paid Van Eck Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds paid costs in the following amounts for the six months ended June 30, 2003: $6,908 Asia Dynasty Fund, $7,620 Emerging Markets Fund, $29,321 Global Hard Assets Fund, $92,070 International Investors Gold Fund and $5,269 U.S. Government Money Fund.

For the six months ended June 30, 2003, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares for the Emerging Markets Fund. Expenses were reduced by $112,846 under this agreement. When necessary, the Adviser has agreed to waive a portion of the advisory fee for the U.S. Government Money Fund in order to preserve a positive daily yield and avoid a net operating loss. Expenses were reduced by $90,916 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% per year of the average daily net assets for Asia Dynasty Fund and Emerging Markets Fund, or at the rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

During the six months ended June 30, 2003, the International Investors Gold Fund paid $244,444 in brokerage commissions to Van Eck Associates Corporation and its affiliated broker-dealer for transactions executed on behalf of the International Investors Gold Fund.

For the six months ended June 30, 2003, Van Eck Securities Corporation (the "Distributor"), an affiliate of the Adviser, received $652,702 in sales loads of which $135,487 was reallowed to broker/dealers.

Certain of the  officers and  trustees of the Trust are  officers,  directors or
stockholders   of  Van  Eck  Associates   Corporation  and  Van  Eck  Securities
Corporation.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 3--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at June 30,2003 is $10,151,760, $9,088,753, $41,359,022 and
$129,306,035 for the Asia Dynasty Fund, Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of June 30, 2003, gross unrealized appreciation and depreciation of investments were on a tax basis as follows:

                                         GROSS          GROSS           NET
                                      UNREALIZED     UNREALIZED     UNREALIZED
FUND                                 APPRECIATION   DEPRECIATION   APPRECIATION
----                                 ------------   ------------   ------------
Asia Dynasty Fund .................. $  2,553,567    $   855,804   $  1,697,763
Emerging Markets Fund ..............    1,596,504        103,627      1,492,877
Global Hard Assets Fund ............    8,591,934      2,987,058      5,604,876
International Investors Gold Fund ..   83,920,963      3,420,921     80,500,042

At December 31, 2002, the components of accumulated earnings on a tax basis, for each Fund, were as follows:

                                                   ACCUMULATED
                                    UNDISTRIBUTED    CAPITAL        UNREALIZED
                                      ORDINARY      AND OTHER      APPRECIATION
FUND                                   INCOME         LOSSES      (DEPRECIATION)
----                                -------------  ------------   -------------
Asia Dynasty Fund .................           --    (6,603,121)       179,260
Emerging Markets Fund .............           --    (5,932,258)      (331,190)
Global Hard Assets Fund ...........           --   (41,343,888)     1,808,405
International Investors Gold Fund .    5,758,534            --     65,661,525
U.S. Government Money Fund ........       12,394       (71,717)            --

The tax character of distributions paid to shareholders during the years ended December 31, 2002 and December 31, 2001, for each Fund, were as follows:

                        ASIA DYNASTY FUND         GLOBAL HARD ASSETS FUND
                   ---------------------------   --------------------------
                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                       2002           2001          2002           2001
                   ------------   ------------   ------------  ------------
Ordinary Income*     $    --        $    --        $    --        $    --
Long Term
  Capital Gains           --             --             --             --


                        EMERGING MARKETS          INTERNATIONAL INVESTORS
                              FUND                      GOLD FUND
                   ---------------------------   --------------------------
                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                       2002           2001          2002           2001
                   ------------   ------------   ------------  ------------
Ordinary Income*     $    --        $    628      $10,897,992    $ 201,982
Long Term
  Capital Gains           --          128,763      28,380,405           --


                    U.S. GOVERNMENT MONEY FUND
                   ----------------------------
                   DECEMBER 31,    DECEMBER 31,
                       2002            2001
                   ------------    ------------
Ordinary Income*    $  212,116      $1,423,638
Long Term
  Capital Gains             --              --

* Includes Short Term Capital Gains

Net capital and net currency losses incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2002, the Funds' intend to defer to January 1, 2003 for U.S. federal income tax purposes post-October capital and net currency losses, for each Fund, were in the amounts as follows:

                                                POST- OCTOBER CAPITAL
FUND                                           AND NET CURRENCY LOSSES
                                             ----------------------------
                                             ORDINARY INCOME   CAPITAL GAINS
                                             ---------------   -------------
Asia Dynasty Fund ........................          $4,666      $   424,795
Emerging Markets Fund ....................              --        1,299,685
Global Hard Assets Fund ..................           3,295          173,011
International Investors Gold Fund ........              --               --
U.S. Government Money Fund ...............              --                3

At December 31, 2002 the Funds had the following capital loss carry forward available to offset capital gains in the amounts as follows:


                                              EXPIRING IN THE YEAR ENDED
FUND                                                 DECEMBER 31,
                                              --------------------------
Asia Dynasty Fund ...............     2009         $ 5,347,503
                                      2010             826,157
                                                   -----------
                                     TOTAL         $ 6,173,660
                                                   ===========

Emerging Markets Fund ...........     2009         $ 2,886,034
                                      2010           1,746,539
                                                   -----------
                                     TOTAL         $ 4,632,573
                                                   ===========

Global Hard Assets Fund .........     2004         $   934,619
                                      2005          13,306,791
                                      2006          18,829,076
                                      2007           7,346,169
                                      2009             750,927
                                                   -----------
                                     TOTAL         $41,167,582
                                                   ===========

U.S. Government Money Fund ......     2007             $ 9,832
                                      2008              45,945
                                      2009              14,730
                                      2010               1,207
                                                   -----------
                                     TOTAL         $    71,714
                                                   ===========

For Global Hard Assets Fund, $13,684,792 of the capital loss carry forward is subject to an annual limitation of $841,231 under tax rules. Included in the amount is $27,085,724 of capital loss carry forward related to the acquisition of Natural Resources Fund on June 22, 2001.

During the year ended December 31, 2002, as a result of permanent book to tax differences, the Funds' incurred differences that affected undistributed net investment income (loss), accumulated net realized income (loss) on investments and aggregate paid in capital by the amounts in the table that follows. Net assets were not affected by these reclassifications.

                                       INCREASE        INCREASE       INCREASE
                                   OVERDISTRIBUTED/   (DECREASE)     (DECREASE)
                                   UNDERDISTRIBUTED   ACCUMULATED    AGGREGATE
                                    NET INVESTMENT     REALIZED       PAID IN
FUND                                 INCOME (LOSS)    GAIN (LOSS)      CAPITAL
----                               ----------------   ------------   -----------
Asia Dynasty Fund ................     $308,469       $   49,425     $(357,894)
Emerging Markets Fund ............       38,878          (19,957)      (18,921)
Global Hard Assets Fund ..........      189,580           56,273      (245,853)
International Investors Gold Fund       312,508         (312,508)           --
U.S. Government Money Fund .......           --               --            --

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 4--INVESTMENTS--Purchases and sales of investment securities for the six months ended June 30, 2003, other than short-term obligations, were as follows:

                                                                 PROCEEDS
                                               COST OF             FROM
                                             INVESTMENT         INVESTMENT
                                             SECURITIES         SECURITIES
                                              PURCHASED            SOLD
                                            ------------       ------------
Asia Dynasty Fund .......................   $  5,280,105       $  5,802,088
Emerging Markets Fund ...................      4,823,597          4,660,743
Global Hard Assets Fund .................      5,526,532          5,903,942
International Investors Gold Fund .......    455,620,367        439,981,436

NOTE  5--12B-1   PLANS  OF   DISTRIBUTION--Pursuant   to  Rule  12b-1  Plans  of
Distribution (the "Plans"), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor Van Eck Securities Corporation (the "Distributor"), for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the "Annual Limitations").

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through June 30, 2003 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 2003, were as follows:

Asia Dynasty Fund--Class A ............................  $1,447,385
Asia Dynasty Fund--Class B ............................   1,518,696
Emerging Markets Fund--Class A ........................   1,099,264
Global Hard Assets Fund--Class A ......................   1,218,382
Global Hard Assets Fund--Class B ......................     126,595
Global Hard Assets Fund--Class C ......................     353,174

NOTE 6--SHAREHOLDER TRANSACTIONS--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                                            ASIA DYNASTY FUND
                                   ---------------------------------
                                   SIX MONTHS ENDED      YEAR ENDED
                                    JUNE 30, 2003       DECEMBER 31,
                                     (UNAUDITED)           2002
                                    ---------------     ------------
CLASS A
Shares sold .....................        782,589          1,934,349
Shares reacquired ...............       (816,565)        (2,144,809)
                                       ---------        -----------
Net decrease ....................        (33,976)          (210,460)
                                       =========        ===========
CLASS B
Shares sold .....................          7,098             23,970
Shares reacquired ...............        (39,385)          (336,915)
                                       ---------        -----------
Net decrease ....................        (32,287)          (312,945)
                                       =========        ===========


                                          EMERGING MARKETS FUND
                                   ---------------------------------
                                   SIX MONTHS ENDED      YEAR ENDED
                                    JUNE 30, 2003       DECEMBER 31,
                                     (UNAUDITED)           2002
                                    ---------------     ------------
CLASS A
Shares sold .....................        272,354            467,954
Shares reacquired ...............       (377,287)          (506,310)
                                       ---------        -----------
Net decrease ....................       (104,933)           (38,356)
                                       =========        ===========
CLASS B*
Shares sold .....................             --              1,709
Shares reacquired ...............             --           (384,775)
                                       ---------        -----------
Net decrease ....................             --           (383,066)
                                       =========        ===========

* Class B liquidated on October 9, 2002.

                                         GLOBAL HARD ASSETS FUND
                                   ---------------------------------
                                   SIX MONTHS ENDED      YEAR ENDED
                                    JUNE 30, 2003       DECEMBER 31,
                                     (UNAUDITED)           2002
                                    ---------------     ------------
CLASS A
Shares sold .....................      8,601,127          8,906,041
Shares reacquired ...............     (8,493,489)        (9,963,846)
                                     -----------        -----------
Net increase (decrease) .........        107,638         (1,057,805)
                                     ===========        ===========
CLASS B
Shares sold .....................         20,495             62,780
Shares reacquired ...............        (29,888)           (59,841)
                                     -----------        -----------
Net increase (decrease) .........         (9,393)             2,939
                                     ===========        ===========
CLASS C
Shares sold .....................         22,109             62,656
Shares reacquired ...............        (18,877)           (61,294)
                                     -----------        -----------
Net increase ....................          3,232              1,362
                                     ===========        ===========


                                    INTERNATIONAL INVESTORS GOLD FUND
                                         GLOBAL HARD ASSETS FUND
                                   ---------------------------------
                                   SIX MONTHS ENDED      YEAR ENDED
                                    JUNE 30, 2003       DECEMBER 31,
                                     (UNAUDITED)           2002
                                    ---------------     ------------
CLASS A
Shares sold .....................     80,816,730        246,092,394
Shares reinvested ...............        578,917          3,590,771
Shares reacquired ...............    (77,181,429)      (247,772,637)
                                     -----------       ------------
Net increase ....................      4,214,218          1,910,528
                                     ===========       ============

                                       U.S. GOVERNMENT MONEY FUND
                                   ---------------------------------
                                   SIX MONTHS ENDED      YEAR ENDED
                                    JUNE 30, 2003       DECEMBER 31,
                                     (UNAUDITED)           2002
                                    ---------------     ------------
CLASS A
Shares sold .....................    692,191,862       2,085,538,597
Shares reinvested ...............          5,236             106,547
Shares reacquired ...............   (699,853,367)     (2,084,174,651)
                                    ------------      --------------
Net increase (decrease) .........     (7,656,269)          1,470,493
                                    ============      ==============

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2003, there were no forward foreign currency contracts were outstanding.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust has a Deferred Compensation Plan (the "Plan") for its Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability net of corresponding assets at fair market value for financial statement purposes.

As of June 30, 2003, the total fair market value of the liability portion of the Plan is as follows:

Asia Dynasty Fund--$13,821, Emerging Markets Fund--$13,372, Global Hard Assets Fund--$37,673, International Investors Gold Fund--$106,648 and U.S. Government Money Fund--$45,219.

NOTE 9--RESTRICTED SECURITIES--The following securities are restricted as to sale and are deemed to be illiquid:

                                                              PERCENT OF
                               DATE                           NET ASSETS
                             ACQUIRED     COST       VALUE    AT 6/30/03
                            ----------   -------   --------   ----------
ASIA DYNASTY FUND
Matrix 8848.
  Net Holdings                6/14/00    $255,700   $20,000      0.17%

NOTE 10--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 11--EQUITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. The Fund has collateralized 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as Cash-initial margin. At June 30, 2003, the following swap was outstanding (stated in U.S. dollars):

GLOBAL HARD ASSETS FUND

UNDERLYING            NUMBER OF    NOTIONAL    TERMINATION     UNREALIZED
SECURITY               SHARES       AMOUNT        DATE        APPRECIATION
-----------          -----------   --------   ------------    ------------
Gazprom Oil Co.         239,200     $38,990       Open          $221,978


NOTE 12--COMMODITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2003, there were no outstanding commodity swaps.

NOTE 13--BANK LINE OF CREDIT--The Trust participates with other funds managed by Van Eck Associates Corporation in a $45 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2003, the Funds made the following borrowings:

                                         AVERAGE AMOUNT     AVERAGE INTEREST
FUND                                        BORROWED             RATE
-----                                    --------------     ----------------
Asia Dynasty Fund .....................   $       2,827              1.91%
Emerging Markets Fund .................           7,894              1.88
Global Hard Assets Fund ...............              --                --
International Investors Gold Fund .....       2,847,176              1.90
U.S. Government Money Fund ............             489              1.88

At June 30, 2003, the Funds' outstanding borrowings under the line of credit were as follows:

                                              AMOUNT            INTEREST
FUND                                         BORROWED             RATE
-----                                     --------------      -------------
Asia Dynasty Fund .......................            --              --
Emerging Markets Fund ...................            --              --
Global Hard Assets Fund .................            --              --
International Investors Gold Fund .......    $8,012,004           1.975%
U.S. Government Money Fund ..............            --              --

                     VAN ECK FUNDS, INC.--MID CAP VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)

NO. OF SHARES     SECURITIES (A)                                  VALUE (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS: 96.3%
CONSUMER DISCRETIONARY: 17.9%
           8,600  Black & Decker Corp.                             $    373,670
           8,272  Cablevision Systems Corp.--                           171,727
                    New York Group (Class A)
          18,900  Callaway Golf Co.                                     249,858
           7,000  CBRL Group, Inc.                                      272,020
           1,300  Centex Corp.                                          101,127
           4,000  Choice Hotels International, Inc.                     109,240
           8,200  Eastman Kodak Co.                                     224,270
          16,600  General Motors Corp. (Class H)                        212,646
           3,000  GTECH Holdings Corp.                                  112,950
           8,900  Lear Corp.                                            409,578
          18,700  Limited Brands                                        289,850
          15,300  Mattel, Inc.                                          289,476
          15,800  Maytag Corp.                                          385,836
           2,300  Ryland Group, Inc.                                    159,620
                                                                   ------------
                                                                      3,361,868
                                                                   ------------
CONSUMER STAPLES: 7.0%
          40,900  Archer-Daniels-Midland Co.                            526,383
           6,200  Estee Lauder Companies, Inc. (Class A)                207,886
          54,100  Tyson Foods, Inc. (Class A)                           574,542
                                                                   ------------
                                                                      1,308,811
                                                                   ------------
ENERGY: 5.1%
          73,800  Torch Offshore, Inc.                                  501,102
          16,175  Unocal Corp.                                          464,061
                                                                   ------------
                                                                        965,163
                                                                   ------------
FINANCIAL SERVICES: 12.4%
           2,300  Doral Financial Corp.                                 102,695
           5,800  First American Corp.                                  152,830
          21,400  HRPT Properties Trust                                 196,880
           8,100  IndyMac Bancorp, Inc.                                 205,902
          22,600  Max Re Capital Ltd.                                   338,322
           4,100  MBIA, Inc.                                            199,875
           4,100  MGIC Investment Corp.                                 191,224
          50,500  Phoenix Companies, Inc.                               456,015
          36,900  UNUMProvident Corp.                                   494,829
                                                                   ------------
                                                                      2,338,572
                                                                   ------------
HEALTHCARE: 13.9%
           5,200  AdvancePCS                                            198,796
           5,600  C.R. Bard, Inc.                                       399,336
           4,600  Coventry Health Care, Inc.                            212,336
           8,100  Manor Care, Inc.                                      202,581
           3,700  Medicis Pharmaceutical Corp.                          209,790
           7,400  Mylan Laboratories, Inc.                              257,298
           4,700  Pacificare Health Systems, Inc.                       231,851
          12,800  Universal Health Services, Inc. (Class B)             507,136
           9,900  Watson Pharmaceuticals, Inc.                          399,663
                                                                   ------------
                                                                      2,618,787
                                                                   ------------
INDUSTRIALS: 6.7%
          15,700  American Power Conversion Corp.                       244,763
           4,000  Cooper Industries, Inc.                               165,200
           4,200  J.B. Hunt Transport Services, Inc.                    158,550
          17,600  Textron, Inc.                                         686,752
                                                                   ------------
                                                                      1,255,265
                                                                   ------------
INFORMATION TECHNOLOGY: 14.0%
          20,400  Cadence Design Systems, Inc.                          246,024
           9,100  Citrix Systems, Inc.                                  185,276
          35,200  InFocus Corp.                                         166,144
          37,400  Maxtor Corp.                                          280,874
          48,000  Seagate Technology, Inc.                              847,200
           9,300  Sun Microsystems, Inc.                                180,780
          11,800  Tektronix, Inc.                                       254,880
          21,900  Thermo Electron Corp.                                 460,338
                                                                   ------------
                                                                      2,621,516
                                                                   ------------
MATERIALS: 6.0%
          28,800  Lyondell Chemical Co.                                 389,664
          11,300  Monsanto Co.                                          244,532
          30,200  United States Steel Corp.                             494,374
                                                                   ------------
                                                                      1,128,570
                                                                   ------------
TELECOMMUNICATIONS SERVICES: 4.2%
          25,300  Crown Castle International Corp.                      196,581
          89,900  Level 3 Communications, Inc.                          596,935
                                                                   ------------
                                                                        793,516
                                                                   ------------
UTILITIES 9.1%
           9,300  Constellation Energy Group, Inc.                      318,990
           3,200  NSTAR                                                 145,760
           2,000  Pepco Holdings, Inc.                                   38,320
           4,700  PPL Corp.                                             202,100
           6,000  SCANA Corp.                                           205,680
           4,500  UGI Corp.                                             142,650
          47,300  Williams Companies, Inc.                              373,670
           7,600  Wisconsin Energy Corp.                                220,400
           4,500  Xcel Energy, Inc.                                      67,680
                                                                   ------------
                                                                      1,715,250
                                                                   ------------
TOTAL COMMON STOCKS: 96.3% (Cost: $17,204,404)                       18,107,318
                                                                   ------------
OTHER ASSETS LESS LIABILITIES: 3.7%                                     687,234
                                                                   ------------
NET ASSETS: 100%                                                   $ 18,794,552
                                                                   ============

------------------
(a) Unless otherwise indicated, securities owned are shares of common stock.


                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (unaudited)


ASSETS:
Investments, at value (cost $17,204,404) (Note 1) ...............  $ 18,107,318
Receivables:
   Securites sold ...............................................       884,805
   Dividends and interest .......................................        31,422
   Capital shares sold ..........................................         3,626
   Other assets .................................................        11,892
                                                                   ------------
     Total assets ...............................................    19,039,063
                                                                   ------------
LIABILITIES:
Payables:
   Due to Custodian .............................................       188,477
   Due to Adviser (Note 2) ......................................         5,451
   Due to Distributor (Note 2) ..................................         9,349
   Due to Trustee ...............................................         3,843
   Accounts payable .............................................        37,391
                                                                   ------------
     Total liabilities ..........................................       244,511
                                                                   ------------
Net Assets ......................................................  $ 18,794,552
                                                                   ============
Shares outstanding ..............................................     1,258,877
                                                                   ============
Net asset value, redemption and offering price per share ........  $      14.93
                                                                   ============
Net assets consist of:
   Aggregate paid in capital ....................................  $ 45,315,559
   Unrealized appreciation of investments .......................       902,915
   Accumulated net investment loss ..............................       (54,679)
   Accumulated realized loss ....................................   (27,369,243)
                                                                   ------------
                                                                   $ 18,794,552
                                                                   ============


                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2003 (unaudited)


INCOME (NOTE 1):
Dividends ...............................................................                    $   151,464
Interest ................................................................                            514
Foreign taxes withheld ..................................................                           (806)
                                                                                             -----------
   Total income .........................................................                        151,172
EXPENSES:
Advisory (Note 2) .......................................................    $  69,808
Administration (Note 2) .................................................       26,104
Distribution (Note 2) ...................................................       46,539
Directors' fees and expenses (Note 5) ...................................        3,276
Transfer agent ..........................................................       46,630
Professional ............................................................       36,570
Shareholder reports .....................................................       29,711
Registration ............................................................       10,213
Custodian ...............................................................        4,539
Other ...................................................................        4,557
                                                                             ---------
Total expenses ..........................................................      277,947
Expenses assumed by the Adviser (Note 2) ................................     (82,483)
                                                                             ---------
Net expenses ............................................................                        195,464
                                                                                             -----------
Net investment loss .....................................................                        (44,292)
                                                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized loss from investments ..........................................                     (2,240,770)
Change in unrealized depreciation of investments ........................                      5,315,694
                                                                                             -----------
Net gain on investments .................................................                      3,074,924
                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................                    $ 3,030,632
                                                                                             ===========


                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                                ENDED
                                                                                              JUNE 30,            YEAR ENDED
                                                                                                2003             DECEMBER 31,
                                                                                             (UNAUDITED)            2002**
                                                                                            -------------        -------------
DECREASE IN NET ASSETS:
OPERATIONS:
   Net investment loss ...................................................................   $    (44,292)       $    (109,643)
   Realized loss from security transactions ..............................................     (2,240,770)          (9,483,167)
   Change in unrealized depreciation of investments ......................................      5,315,694            1,729,433
                                                                                             ------------         ------------
   Net increase (decrease) in net assets resulting from operations .......................      3,030,632           (7,863,377)
                                                                                             ------------         ------------
CAPITAL SHARE TRANSACTIONS:*
   Proceeds from sale of shares ..........................................................      3,106,034            3,073,095
Shares issues in connection with a merger (Note 6) .......................................             --           10,303,370
Cost of shares reacquired ................................................................     (6,400,218)         (40,851,279)
                                                                                             ------------         ------------
Decrease in net assets resulting from capital share transactions .........................     (3,294,184)         (27,474,814)
                                                                                             ------------         ------------
     Total decrease in net assets ........................................................       (263,552)         (35,338,191)
NET ASSETS:
Beginning of period ......................................................................     19,058,104           54,396,295
                                                                                             ------------         ------------
End of period ............................................................................   $ 18,794,552         $ 19,058,104
                                                                                             ============         ============
Accumulated net investment loss ..........................................................   $    (54,679)        $    (10,387)
                                                                                             ============         ============
*SHARES OF COMMON STOCK ISSUED (800,000,000 SHARES AUTHORIZED OF $0.001 PAR VALUE)
   Shares sold ...........................................................................        216,276              179,032
   Shares issues in connection with a merger (Note 6) ....................................             --              642,758
   Shares reacquired .....................................................................       (451,140)          (2,326,174)
                                                                                             ------------         ------------
   Net decrease ..........................................................................       (234,864)          (1,504,384)
                                                                                             ============         ============

** Represents the operations of the Van Eck Funds I, Inc. Mid Cap Fund (formerly Van Eck/Chubb Growth & Income Fund) for the year ended December 31, 2001.

                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:


                                                  SIX MONTHS
                                                     ENDED                           YEAR ENDED DECEMBER 31,*
                                                 JUNE 30, 2003   -----------------------------------------------------------------
                                                  (UNAUDITED)     2002 (D)       2001          2000          1999          1998
                                                 -------------   ---------     ---------     ---------     ---------     ---------
Net Asset Value, Beginning of Period ..........    $   12.76     $   18.14     $   21.17     $   27.73     $   23.96     $   24.56
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Income From Investment Operations:
   Net Investment Income (Loss) ...............        (0.04)        (0.08)        (0.05)        (0.12)        (0.03)         0.11
   Net Realized and Unrealized Gain (Loss)
     on Investments ...........................         2.21         (5.30)        (2.98)        (5.38)         7.08         (0.16)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   Total from Investment Operations ...........         2.17         (5.38)        (3.03)        (5.50)         7.05         (0.05)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Less Distributions and Distributions:
   Dividends from Net Investment Income .......           --            --            --            --            --         (0.11)
   Distributions from Realized Capital Gains ..           --            --            --         (1.06)        (3.28)        (0.44)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   Total Dividends and Distributions ..........           --            --            --         (1.06)        (3.28)        (0.55)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Period ................    $   14.93     $   12.76     $   18.14     $   21.17     $   27.73     $   23.96
                                                   =========     =========     =========     =========     =========     =========
Total Return (a) ..............................        17.01%       (29.66)%      (14.31)%      (19.83)%       29.42%        (0.18)%

----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's) .............      $18,795       $19,058       $54,396       $69,091       $94,840       $67,478
Ratio of Gross Expenses to Average
   Net Assets (b) .............................         2.99%(e)      3.07%         1.44%         1.38%         1.50%         1.57%
Ratio of Net Expenses to Average Net Assets ...         2.10%(e)      1.79%         1.35%         1.35%         1.32%         1.25%
Ratio of Net Investment Income (Loss)
   to Average Net Assets (c) ..................        (0.48)%(e)    (0.52)%       (0.25)%       (0.46)%       (0.16)%        0.44%
Portfolio Turnover Rate .......................          100%          335%           63%          125%          134%           43%

--------------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributionsat net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder wouldpay on Fund dividends and distributions or the redemption of Fund shares.

(b) Had fees not been waived and expenses not been assumed.

(c) Ratios would have been (1.37)%,  (1.80)%,  (0.34)%,  (0.49)%,  (0.34)%,  and
    0.12%, respectively, had the Adviser not waived fees and had expenses not been assumed.

(d) Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement dated January 1, 2002 names Van Eck Associates Corporation as the Adviser to the Fund. At this time John A. Levin & Co. Inc. was named sub-adviser to the Fund.

(e) Annualized.

* The financial highlights table for the four years preceding 2002 is that of Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth and Income Fund). See Note 1 for details. The investment returns prior to January 1, 2002 of the Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund) were reflective of the previous investment adviser.

                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--At a meeting of Directors held on December 11, 2001, the Board approved the name change of the Van Eck / Chubb Funds, Inc. to Van Eck Funds, Inc. effective January 1, 2002. At a shareholder meeting held on June 6, 2002, approval was given to merge the assets of the Van Eck Funds, Inc., which consisted of two funds in the series, Mid Cap Value Fund (formerly Growth and Income Fund) and Total Return Fund into the Van Eck Funds II, Inc. Mid Cap Value Fund, effective June 7, 2002, upon the merger the surviving Fund was named Van Eck Funds, Inc. Mid Cap Value Fund. The Van Eck Funds, Inc. (formerly Van Eck Funds II, Inc.) (the "Company"), was incorporated under the laws of the State of Maryland on January 29, 2002 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of one fund in the series, Van Eck Mid Cap Value Fund (the "Fund"). The following is a summary of significant accounting policies consistently followed by Fund, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported on such exchange. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

D. OTHER--Security transactions are accounted for on trade date. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--Chubb Asset Managers, Inc. ("Chubb") resigned as investment adviser effective December 31, 2001. At a meeting of the Board of Directors held on December 11, 2001, the Board approved an interim Investment Management Agreement dated January 1, 2002 under which Van Eck Associates Corporation ("VEAC" or the "Adviser") would replace Chubb as investment adviser to the Fund. Under this agreement the Fund pays VEAC at an annual rate of 0.20% on assets up to $200 million, 0.19% on the next $1.1 billion and 0.18% on assets in excess of $1.3 billion. Additionally, the Board of Directors approved the interim sub-advisory agreement among the Fund, Van Eck Associates Corporation and John A. Levin & Co., Inc.

At a meeting of shareholders held on June 6, 2002, the current Advisory Agreement, Sub-Advisory Agreement, Administration Agreement and Distribution Agreement were approved.

John A. Levin & Co. resigned as sub-advisor to the Fund effective June 1, 2003. The Board of Directors on April 23, 2003 voted unanimously to engage the services of New York Life Investment Management LLC ("NYLIM") for and interim basis for up to 150 days at the existing fee structure. Shareholder approval will be required to permit NYLIM to act as sub-advisor past the 150 days.

The Fund entered into an Administration Agreement dated June 7, 2002 with VEAC (the "Administrator") which details responsibility for performing certain accounting and administrative services. In accordance with an accounting and administration agreement, the Administrator earns a fee of 0.15% of the Fund's average daily net assets.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Adviser, for the six months ended June 30, 2003, received $4,591 in sales loads of which $773 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum.

In accordance with the Advisory Agreement, the Fund reimbursed VEAC for costs incurred in connection with certain operating functions. The Fund reimbursed costs in the amount $12,142.

Pursuant to an expense limitation agreement, the rate of expenses borne by the Fund, based on average net assets, were 2.10% for the six month ended June 30, 2003. The Adviser waived fees and reimbursed expenses of $82,483 for the six month ended June 30, 2003.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $17,816,534 and $21,228,196, respectively, for the six months ended June 30, 2003.

NOTE 4--INCOME TAXES-- For federal income tax purposes, the identified cost of investments owned at June 30, 2003 was $17,204,404. At June 30, 2003, net unrealized appreciation for federal income tax purposes aggregated $902,914 of which $2,046,079 related to depreciated securities and $1,143,165 related to depreciated securities.

NOTE 5--DIRECTORS DEFERRED COMPENSATION PLAN--The Van Eck Funds, Inc. Mid Cap Value Fund established a Deferred Compensation Plan (the "Plan") for its Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Fund contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Fund as directed by the Directors.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. As of June 30, 2003, the asset and corresponding liability of the Fund's portion of the Plan was $11,851.

NOTE 6--FUND MERGER--As of the close of business on June 7, 2002, the Van Eck Funds, Inc.-Mid Cap Value Fund acquired all the net assets of Van Eck Funds I, Inc. Mid Cap Value Fund and Van Eck Total Return Fund pursuant to a plan of reorganization approved by the Van Eck Funds I, Inc. Mid Cap Value Fund and Van Eck Total

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


Return Fund shareholders on June 6, 2002. The acquisition was accomplished by a tax-free exchange of 642,758 shares of Van Eck Funds I, Inc. Mid Cap Value Fund for 642,758 shares of Van Eck Funds, Inc.-Mid Cap Value Fund and 797,477 shares of Van Eck Total Return Fund for 642,758 shares of Van Eck Funds, Inc.-Mid Cap Value Fund. The aggregate net assets of Van Eck Mid Cap Value Fund and Van Eck Total Return Fund before the acquisition were $17,950,112 and $10,303,370, respectively. The Van Eck Total Return Fund's net assets of $10,303,370 included unrealized depreciation of $428,889.

SUPPLEMENT TO VAN ECK FUNDS PROSPECTUS
DATED MAY 1, 2003
--------------------------------------------------------------------------------
GLOBAL HARD ASSETS FUND

Effective September 3, 2003, the Fund may invest more than 50% of its assets in any one "hard asset" sector and is not required to invest at least 5% of its assets in each of the "hard asset" sectors. Effective September 3, 2003, Class B shares of the Fund will be closed to new and subsequent investments. Investors wishing to purchase shares of the Fund may purchase Class A and Class C shares of the Fund.

On October 31, 2003, Class B shares of the Fund will convert to Class C shares of the Fund on a tax-free basis. Class C shares received will have the same cost basis and holding period as the Class B shares. After the conversion, Class C shares received by Class B shareholders will no longer be subject to the contingent deferred sales charge ("CDSC"), but will be subject to the contingent deferred redemption charge of 1% for one year after purchase applicable to Class C shares.

Effective September 3, 2003, Class B shareholders who do not wish to have their shares converted to Class C shares of the Fund may exchange their shares for Class C shares of any other fund in the Van Eck Group of Funds up to the business day prior to the conversion. Class B shareholders may also redeem their shares at any time up to the business day prior to the conversion.


ASIA DYNASTY FUND

Effective September 3, 2003, shares of the Asia Dynasty Fund ("ADF") will be closed to new and subsequent investments.

On July 30, 2003, the Board of Trustees approved a Plan of Reorganization and Liquidation ("Plan") pursuant to which the net assets of ADF will be exchanged for shares of the Emerging Markets Fund series ("EMF") in a tax-free reorganization. Under the Plan, ADF Class A shareholders will receive Class A shares of EMF and ADF Class B shareholders will receive Class C shares of EMF. EMF shares received will be equal in value to the ADF shares exchanged, and they will have the same cost basis and holding period as the ADF shares exchanged. After the reorganization, ADF will be liquidated. The Plan will be submitted to shareholders for their approval at a Special Meeting of Shareholders to be held on October 24, 2003. Shareholders of record on September 3, 2003 will be entitled to be present and vote at the meeting. If approved by shareholders, the reorganization will be effective on or about October 31, 2003.

EMF will commence offering Class C shares on October 6, 2003. ADF shareholders that do not wish to participate in the reorganization may exchange their ADF shares for shares of other funds in the Van Eck Group of Funds. ADF Class A shares may be exchanged for Class A shares of any other fund or may be redeemed. Effective September 3, 2003, ADF Class B shares may be exchanged for Class C shares of any fund or may be redeemed without incurring a contingent deferred sales charge. ADF shareholders may exchange or redeem their shares up to the business day prior to the reorganization.

                   PROSPECTUS SUPPLEMENT DATED AUGUST 22, 2003

This report must be accompanied or preceded by a Van Eck Funds Prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest. Additional information about the Fund's Board of Trustees/Directors/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.


[GRAPHIC OMITTED] [LOGO]

       Investment Adviser:  Van Eck Associates Corporation
              Distributor:  Van Eck Securities Corporation
                            99 Park Avenue, New York, NY 10016
                            www.vaneck.com
       Account Assistance:  (800) 544-4653

Item 2. Code of Ethics.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 3. Audit Committee Financial Expert.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 4. Principal Accountant Fees and Services.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 5. Audit Committee of Listed Registrants.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 6. [RESERVED]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.


Item 8. [RESERVED]


Item 9. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.


Item 10. Exhibits.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Eck Funds

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  9/3/03
     --------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date  9/3/03
     --------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date  9/3/03
     --------